UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Russell B Simon
Trust for Advised Portfolios
777 East Wisconsin Avenue, 10th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(626) 914-7395
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2022

Item 1. Reports to Stockholders.

(a)

ZIEGLER SENIOR FLOATING RATE FUND
−	CLASS A (ZFLAX)
−	CLASS C (ZFLCX)
−	INSTITUTIONAL CLASS (ZFLIX)

ZIEGLER FAMCO HEDGED EQUITY FUND
−	INSTITUTIONAL CLASS (SHLDX)

ANNUAL REPORT TO SHAREHOLDERS

September 30, 2022

www.zieglercapfunds.com

Table of Contents

Ziegler Senior Floating Rate Fund
Shareholder Letter	1
Performance Summary	3
Allocation of Portfolio Holdings	5
Schedule of Investments	6
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15

Ziegler FAMCO Hedged Equity Fund
Shareholder Letter	18
Performance Summary	21
Allocation of Portfolio Holdings	23
Schedule of Investments	24
Statement of Assets and Liabilities	33
Statement of Operations	34
Statements of Changes in Net Assets	35
Financial Highlights	36

Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	46
Expense Example	48
Approval of Investment Advisory Agreement	49
Other Information	51
Trustee and Officer Information	52
Privacy Notice	54

Ziegler Senior Floating Rate Fund
Annual Report
Period Ending September 30, 2022
(Unaudited)

Dear Investor:

We are pleased to present you with the Annual Report of Ziegler Senior Floating Rate Fund (the “Fund”) for the twelve-month period ended September 30, 2022.

During the reporting period, the Fund’s total return was -3.75% for Institutional shares, -3.97% for Class A shares without the sales charge, -8.07% for Class A shares with the sales charge, and -4.74% for Class C shares without sales charge. The Credit Suisse Leveraged Loan Index’s total return was -2.62%, during the same period.

Market Environment
The market environment for bank loans remained strong in the fourth quarter of 2021 but softened during the remainder of the fiscal year. Financial market concerns are focused on the increasing likelihood that the U.S. may be heading toward a recession. The effects of stubbornly high inflation, coupled with a Federal Reserve (“Fed”) intently focusing on reigning in inflation through further rate hikes, presents a risk of an overshoot by the Fed that hampers economic growth. Additional issues impacting the markets are the lingering supply chain effects from the pandemic, geopolitical concerns around the Russia/Ukraine war, and the Energy crisis in Europe. Taken together, all these macro headwinds have created a challenging backdrop for capital markets.

We have witnessed a slowdown in loan issuance over the last twelve months. We have also seen a more risk averse posture from many Collateral Loan Obligation (“CLO”) investors which has driven up liability costs and resulted in a decline in CLO issuance. This market dynamic is likely to persist into 2023.

Performance Discussion
The Ziegler Senior Floating Rate Fund’s Institutional Class Shares underperformed the Credit Suisse Leveraged Loan Index (the “Index”) for the twelve-month period ended September 30, 2022 by 1.13%.

Approximately two-thirds of the relative underperformance versus the index is attributable to the Fund’s operating expenses, and the remainder is largely attributed to the composition of the portfolio, which is skewed toward larger sized loans with greater liquidity and higher quality. While Bank Loan mutual funds saw robust inflows in 2021, inflows softened in early 2022 and turned negative during the six-month period ending September 30, 2022.

While the portfolio trailed the index during the reporting period largely due to the outperformance of smaller, less liquid loans, we continue to believe that, over the longer term, our more conservative portfolio composition is better positioned to outperform through an entire credit cycle with lower volatility, particularly in light of the economic headwinds currently in place.

Outlook
The loan market outperformed equities and other fixed income categories during the fiscal year, largely due to its floating rate nature.  As corporate earnings and future guidance is released, combined with greater clarity regarding the potential peak Fed Funds rate, we believe volatility should begin to subside as we near the end of 2022. We expect the trend of increasing dispersion among credit performance to continue and to be reflected in trading levels, with higher quality outperforming.  It is our view that fundamental analysis will prove essential to navigating an increasing number of downgrades and earnings misses resulting from higher rates, inflation and a weakening economic backdrop. We believe the floating rate nature of loans and their senior position in the capital structure should allow the asset class to stand up well in this type of environment.

We would like to take this opportunity to thank you for the confidence and trust you have placed in us. We appreciate the opportunity to invest on your behalf.

Sincerely,

Roberta Goss                                                                 Todd Murray
Portfolio Manager Portfolio Manager

Past performance is not indicative of future performance.

Must be preceded or accompanied by a prospectus.

Diversification does not assure a profit nor protect against loss in a declining market.

The Ziegler Senior Floating Rate Fund is distributed by Quasar Distributors, LLC.

An investment in the Fund is subject to risk and there can be no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund include bank loans and senior loans risk, borrowing and leverage risk, CLO risk, counterparty risk, credit risk, defaulted debt securities risk, floating rate securities risk, foreign securities risk, high yield securities risk, inflation risk, interest rate risk, investment risk, issuer risk, liquidity risk, loan interests risk, manager risk, market risk, new fund risk, regulatory risk, and unrated securities risk. Please see the prospectus for more information. Even though senior debtholders are in line to be repaid first in the event of bankruptcy, they will not necessarily receive the full amount they are owed.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

Opinions expressed are those of the Investment Manager, are subject to change, are not guaranteed, and should not be considered investment advice.

The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index inception is January 1992.  It is not possible to invest directly in an index.

Ziegler Senior Floating Rate Fund
PERFORMANCE SUMMARY
September 30, 2022 (Unaudited)

Comparison of a Hypothetical $1,000,000 Investment in the
Ziegler Senior Floating Rate Fund - Institutional Class and Credit Suisse Leveraged Loan Index

The chart illustrates the performance of a hypothetical $1,000,000 investment made on April 1, 2016, the Fund's inception, and is not intended to imply any future performance. Returns reflect reinvestment of dividends and capital gains distributions. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

Ziegler Senior Floating Rate Fund
PERFORMANCE SUMMARY
September 30, 2022 (Unaudited) (Continued)

Total returns
For the periods ended September 30, 2022

	One Year	Three Year*	Five Year*	Since Inception*
Ziegler Senior Floating Rate Fund**
With Sales Charge
Class A	-8.07%	-0.56%	1.17%	2.27%
Class C	-5.66%	0.02%	1.21%	2.13%

Without Sales Charge
Class A	-3.97%	0.90%	2.05%	2.95%
Class C	-4.74%	0.02%	1.21%	2.13%
Institutional Class	-3.75%	1.04%	2.24%	3.16%

Credit Suisse Leveraged Loan Index	-2.62%	2.12%	3.00%	4.06%

Performance data quoted represents past performance; past performance does not guarantee future results. Returns greater than 1 year are average annualized. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-568-7633.

Performance data shown for Class A shares reflects the maximum sales charge of 4.25%. Performance data shown for Class C shares reflects the maximum deferred sales charge of 1.00%. The Class A share imposes a 1.00% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If it had, returns would be reduced. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The expense ratios presented are based on the annualized expense ratios as reported in the Fund’s current prospectus, which may differ from the expense ratios presented in the Fund’s financial highlights. Gross expense ratios for Class A, C and I are as follows: 1.45%, 2.19% and 1.20%, respectively.

     * Average annualized returns.
   ** Fund inception date was April 1, 2016.

Ziegler Senior Floating Rate Fund
ALLOCATION OF PORTFOLIO HOLDINGS
(Calculated as a percentage of Total Investments)
September 30, 2022 (Unaudited)

HEALTH CARE PROVIDERS & SERVICES 10.2%
SOFTWARE 8.0%
MEDIA 6.2%
DIVERSIFIED TELECOMMUNICATION SERVICES 4.7%
AEROSPACE & DEFENSE 4.3%
COMMERCIAL SERVICES AND SUPPLIES 3.9%
AUTO COMPONENTS 3.9%
HOTELS RESTAURANTS & LEISURE 3.8%
INTERNET SOFTWARE & SERVICES 3.6%
PHARMACEUTICALS 3.5%
DIVERSIFIED CONSUMER SERVICES 3.2%
FOOD PRODUCTS 3.1%
DIVERSIFIED FINANCIAL SERVICES 2.9%
INSURANCE 2.9%
HEALTH CARE EQUIPMENT & SUPPLIES 2.8%
SHORT TERM INVESTMENT 2.8%
MACHINERY 2.7%
HEALTH CARE TECHNOLOGY 2.6%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 2.5%
CHEMICALS 2.4%
EXCHANGE TRADED FUND 2.3%
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS 2.3%
OIL, GAS & CONSUMABLE FUELS 2.2%
CONTAINERS AND PACKAGING 1.5%
INDUSTRIAL CONGLOMERATES 1.5%
SPECIALTY RETAIL 1.4%
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS 1.3%
PROFESSIONAL SERVICES 1.3%
ELECTRIC UTILITIES 1.1%
BUILDING PRODUCTS 1.1%
DISTRIBUTORS 1.0%
CONSTRUCTION MATERIALS 0.7%
ENERGY EQUIPMENT & SERVICES 0.7%
WATER TREATMENT SYSTEMS 0.6%
METALS & MINING 0.6%
AUTOMOBILES 0.2%
CONSTRUCTION & ENGINEERING 0.2%

Ziegler Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2022

Principal		Current	Maturity
Amount		Rate	Date	Value
	BANK LOANS(1) ― 95.5%
	AEROSPACE & DEFENSE ― 4.3%
$750,000	AAdvantage Loyalty IP, Ltd. (1 Month USD LIBOR + 4.750%, 0.75% Floor)	7.830%	4/20/2028	$728,624
234,628	Amentum Government Services Parent Holdings, LLC (3 Month USD SOFR + 4.000%, 0.50% Floor)	7.206	2/15/2029	224,656
264,122	Amentum Government Services Parent Holdings, LLC (6 Month USD SOFR + 4.000%, 0.50% Floor)	7.558	2/15/2029	252,897
285,000	Mileage Plus Holdings, LLC (1 Month USD LIBOR + 5.250%, 1.00% Floor)	8.365	6/20/2027	286,985
241,778	Peraton Corp. (1 Month USD LIBOR + 3.750%, 0.75% Floor)	6.865	2/1/2028	229,780
238,747	TransDigm, Inc. (1 Month USD LIBOR + 2.250%)	5.365	8/22/2024	233,341
487,469	TransDigm, Inc. (1 Month USD LIBOR + 2.250%)	5.365	5/30/2025	469,038
248,737	United Airlines, Inc. (1 Month USD LIBOR + 3.750%, 0.75% Floor)	6.809	4/21/2028	238,460
				2,663,781
	AUTO COMPONENTS ― 3.9%
845,208	Clarios Global, LP (1 Month USD LIBOR + 3.250%)	6.365	4/30/2026	802,069
348,390	Dexko Global, Inc. (1 Month USD LIBOR + 3.750%, 0.50% Floor)	6.865	10/4/2028	321,280
495,000	Garrett LX I SARL (1 Month USD LIBOR + 3.250%, 0.50% Floor)	6.365	4/30/2028	470,869
472,800	PAI HoldCo, Inc. (1 Month USD LIBOR + 3.750%, 0.75% Floor)	6.865	10/28/2027	449,552
398,000	Safe Fleet Holdings, LLC (1 Month USD SOFR + 3.750%, 0.50% Floor)	6.782	2/23/2029	376,110
				2,419,880
	AUTOMOBILES ― 0.2%
165,661	MajorDrive Holdings IV, LLC (1 Month USD LIBOR + 4.000%, 0.50% Floor)	7.115	6/1/2028	153,512

	BUILDING PRODUCTS ― 1.1%
246,875	Foundation Building Materials, Inc. (1 Month USD LIBOR + 3.250%, 0.50% Floor)	6.365	1/29/2028	223,298
248,750	Quikrete Holdings, Inc. (1 Month USD LIBOR + 3.000%)	6.014	3/18/2029	239,958
248,750	Specialty Building Products Holdings, LLC (1 Month USD LIBOR + 3.750%, 0.50% Floor)	6.743	10/15/2028	225,042
				688,298
	CHEMICALS ― 2.5%
246,250	CPC Acquisition Corp. (1 Month USD LIBOR + 3.750%, 0.75% Floor)	6.689	12/29/2027	193,203
419,711	Herens US Holdco Corp. (1 Month USD LIBOR + 4.000%, 0.75% Floor)	7.115	7/3/2028	376,901
248,125	Olympus Water US Holding Corp. (1 Month USD LIBOR + 3.750%, 0.50% Floor)	6.865	11/9/2028	227,113
492,500	Plaskolite PPC Intermediate II, LLC (1 Month USD LIBOR + 4.000%, 0.75% Floor)	7.115	12/15/2025	448,790
342,000	Vibrantz Technologies, Inc. (3 Month USD SOFR + 4.250%, 0.50% Floor)	6.791	4/21/2029	277,555
				1,523,562
	COMMERCIAL SERVICES AND SUPPLIES ― 3.9%
742,500	Allied Universal Holdco, LLC (1 Month USD LIBOR + 3.750%, 0.50% Floor)	6.689	5/14/2028	654,791
493,766	DG Investment Intermediate Holdings 2, Inc. (1 Month USD LIBOR + 3.750%, 0.75% Floor)	6.865	3/31/2028	461,519
171,766	Garda World Security Corp. (1 Month USD LIBOR + 4.250%)	7.264	10/30/2026	162,078
250,000	Project Castle, Inc. (1 Month USD SOFR + 5.500%, 0.50% Floor)	8.520	6/1/2029	213,125
497,500	Restaurant Technologies, Inc. (1 Month USD SOFR + 4.250%, 0.50% Floor)	7.270	4/1/2029	485,269
483,881	Trugreen, LP (1 Month USD LIBOR + 4.000%, 0.75% Floor)	7.115	11/2/2027	458,882
				2,435,664
	CONSTRUCTION & ENGINEERING ― 0.1%
127,895	McDermott International, Inc. (1 Month USD LIBOR + 4.000%)	7.115	6/30/2025	65,066
19,236	McDermott International, Inc. (1 Month USD LIBOR + 3.000%)	6.115	6/30/2024	12,263
				77,329
	CONSTRUCTION MATERIALS ― 0.7%
481,852	Tamko Building Products, LLC (1 Month USD LIBOR + 3.000%)	6.115	5/31/2026	456,954

	CONTAINERS AND PACKAGING ― 1.5%
348,249	BW Holding, Inc. (1 Month USD SOFR + 4.000%, 0.50% Floor)	6.922	12/14/2028	322,130
249,375	Clydesdale Acquisition Holdings, Inc. (1 Month USD SOFR + 4.250%, 0.75% Floor)	7.095	4/13/2029	235,937
96,497	Graham Packaging Co., Inc. (1 Month USD LIBOR + 3.000%, 0.75% Floor)	6.113	8/4/2027	92,198
237,959	Kloeckner Pentaplast of America, Inc. (1 Month USD LIBOR + 4.750%, 0.50% Floor)	7.865	2/9/2026	204,049

Ziegler Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2022 (Continued)

Principal		Current	Maturity
Amount		Rate	Date	Value
	CONTAINERS AND PACKAGING ― 1.5% (Continued)
$98,250	Tosca Services, LLC (1 Month USD LIBOR + 3.500%, 0.75% Floor)	6.514%	8/18/2027	$87,148
				941,462
	DISTRIBUTORS ― 1.0%
482,500	FleetPride, Inc. (1 Month USD LIBOR + 4.500%)	6.873	2/4/2026	469,082
149,250	SRS Distribution, Inc. (1 Month USD SOFR + 3.500%, 0.50% Floor)	6.547	6/4/2028	137,571
				606,653
	DIVERSIFIED CONSUMER SERVICES ― 3.2%
245,625	American Residential Services, LLC (1 Month USD LIBOR + 3.500%, 0.75% Floor)	6.493	10/15/2027	235,800
418,978	Hertz Corp/The (1 Month USD LIBOR + 3.500%, 0.50% Floor)	6.615	6/30/2028	397,508
79,961	Hertz Corp/The (1 Month USD LIBOR + 3.500%, 0.50% Floor)	6.615	6/30/2028	75,863
248,741	Mavis Tire Express Services Topco Corp. (1 Month USD SOFR + 4.000%, 0.75% Floor)	7.020	5/4/2028	234,128
984,962	Spin Holdco, Inc. (1 Month USD LIBOR + 4.000%, 0.75% Floor)	7.115	3/4/2028	867,998
198,500	St. George's Group, LP (1 Month USD LIBOR + 3.250%, 0.50% Floor)	6.365	2/10/2029	188,575
				1,999,872
	DIVERSIFIED FINANCIAL SERVICES ― 2.9%
370,443	Ankura Consulting Group, LLC (1 Month USD SOFR + 4.500%, 0.75% Floor)	7.524	3/17/2028	338,956
348,250	Ascensus Holdings, Inc. (1 Month USD LIBOR + 3.500%, 0.50% Floor)	6.615	8/2/2028	317,778
512,430	First Eagle Holdings, Inc. (1 Month USD LIBOR + 2.500%)	5.615	2/2/2027	486,027
148,867	Hudson River Trading, LLC (1 Month USD SOFR + 3.000%)	6.024	3/18/2028	135,264
303,408	Orion Advisor Solutions, Inc. (1 Month USD LIBOR + 3.750%, 0.75% Floor)	6.865	9/24/2027	287,225
247,902	Russell Investments US Institutional Holdco, Inc. (1 Month USD LIBOR + 3.500%, 1.00% Floor)	6.613	5/30/2025	230,135
				1,795,385
	DIVERSIFIED TELECOMMUNICATION SERVICES ― 4.7%
485,000	CommScope, Inc. (3 Month USD LIBOR + 3.250%)	6.924	4/4/2026	449,231
500,000	Consolidated Communications, Inc. (1 Month USD LIBOR + 3.500%, 0.75% Floor)	6.615	10/2/2027	435,000
486,281	CSC Holdings, LLC (1 Month USD SOFR + 2.500%)	5.520	4/15/2027	456,195
489,773	Global Tel*Link Corp. (3 Month USD LIBOR + 4.250%)	7.350	11/29/2025	441,102
96,500	SCRS Acquisition Corp. (3 Month USD LIBOR + 4.500%, 1.00% Floor)	7.543	11/1/2024	85,297
250,000	UPC Financing Partnership (1 Month USD LIBOR + 3.000%)	6.115	1/31/2029	239,375
422,421	West Corp. (3 Month USD LIBOR + 4.000%, 1.00% Floor)	7.674	10/10/2024	364,439
500,000	Ziggo Financing Partnership (1 Month USD LIBOR + 2.500%)	5.514	4/30/2028	478,250
				2,948,889
	ELECTRIC UTILITIES ― 1.1%
722,138	Brookfield WEC Holdings, Inc. (1 Month USD LIBOR + 2.750%, 0.50% Floor)	5.865	8/1/2025	692,266

	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS ― 2.5%
348,250	CTC Holdings, LP (1 Month USD SOFR + 5.000%, 0.50% Floor)	8.024	2/18/2029	334,320
248,092	Dcert Buyer, Inc. (3 Month USD LIBOR + 4.000%)	6.738	10/16/2026	237,375
248,750	Escape Velocity Holdings, Inc. (1 Month USD LIBOR + 4.250%, 0.50% Floor)	7.365	10/8/2028	233,514
757,236	Ultra Clean Holdings, Inc. (1 Month USD LIBOR + 3.750%)	6.865	8/27/2025	746,234
				1,551,443
	ENERGY EQUIPMENT & SERVICES ― 0.7%
336,051	EnergySolutions, LLC (3 Month USD LIBOR + 3.750%, 1.00% Floor)	6.655	5/11/2025	313,105
211,538	Yak Access, LLC (3 Month USD LIBOR + 5.000%)	8.674	7/11/2025	128,510
				441,615
	FOOD PRODUCTS ― 3.2%
245,625	Arterra Wines Canada, Inc. (1 Month USD LIBOR + 3.500%, 0.75% Floor)	6.580	11/25/2027	231,502
340,897	Froneri US, Inc. (1 Month USD LIBOR + 2.250%)	5.365	1/31/2027	322,616
250,000	Hunter US Bidco, Inc. (1 Month USD LIBOR + 4.250%, 0.50% Floor)	7.264	8/19/2028	236,875
149,625	Naked Juice, LLC (3 Month USD SOFR + 3.250%, 0.50% Floor)	5.809	1/24/2029	137,821
496,314	Pacific Bells, LLC (1 Month USD LIBOR + 4.500%, 0.50% Floor)	7.615	11/10/2028	464,674
250,000	Pegasus Bidco BV (1 Month USD SOFR + 4.2500%, 0.50% Floor)	7.270	7/12/2029	239,583
350,000	Sycamore Buyer, LLC (1 Month USD SOFR + 2.250%, 0.50% Floor)	5.314	7/22/2029	338,846
				1,971,917

Ziegler Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2022 (Continued)

Principal		Current	Maturity
Amount		Rate	Date	Value
	HEALTH CARE EQUIPMENT & SUPPLIES ― 2.8%
$218,843	LifeScan Global Corp. (3 Month USD LIBOR + 6.000%)	9.674%	10/1/2024	$178,083
486,250	National Seating & Mobility, Inc. (1 Month USD LIBOR + 5.250%)	8.189	11/14/2026	442,488
720,810	Phoenix Guarantor, Inc. (1 Month USD LIBOR + 3.250%)	6.365	3/5/2026	684,899
473,148	YI, LLC (3 Month USD LIBOR + 4.000%, 1.00% Floor)	6.867	11/7/2024	463,685
				1,769,155
	HEALTH CARE PROVIDERS & SERVICES ― 10.4%
249,375	Accelerated Health Systems, LLC (1 Month USD SOFR + 4.250%, 0.50% Floor)	7.268	2/15/2029	224,593
480,019	ADMI Corp. (3 Month USD LIBOR + 2.750%)	5.538	4/30/2025	438,617
247,500	ADMI Corp. (1 Month USD LIBOR + 3.750%, 0.50% Floor)	6.865	12/23/2027	220,894
721,206	Bracket Intermediate Holding Corp. (3 Month USD LIBOR + 4.250%)	7.408	9/5/2025	687,491
163,779	Confluent Health, LLC (1 Month USD LIBOR + 4.000%, 0.50% Floor)	7.115	11/30/2028	144,944
35,398	Confluent Health, LLC (1 Month USD LIBOR + 4.000%, 0.50% Floor) (2)	7.115	11/30/2028	31,327
735,614	Da Vinci Purchaser Corp. (1 Month USD LIBOR + 4.000%, 1.00% Floor)	7.080	1/8/2027	694,541
205,468	Embecta Corp. (3 Month USD SOFR + 3.000%, 0.50% Floor)	6.559	3/31/2029	200,074
488,263	Eyecare Partners, LLC (1 Month USD SOFR + 3.750%)	6.826	2/20/2027	444,624
248,750	MJH Healthcare Holdings, LLC (1 Month USD SOFR + 3.500%, 0.50% Floor)	6.524	1/28/2029	235,380
366,609	National Mentor Holdings, Inc. (1 Month USD LIBOR + 3.750%, 0.75% Floor)	6.865	3/2/2028	264,187
11,662	National Mentor Holdings, Inc. (1 Month USD LIBOR + 3.750%, 0.75% Floor)	6.865	3/2/2028	8,404
246,875	Pacific Dental Services, Inc. (1 Month USD LIBOR + 3.500%, 0.75% Floor)	6.615	5/5/2028	238,544
493,719	Pathway Vet Alliance, LLC (1 Month USD LIBOR + 3.750%)	6.865	3/31/2027	437,558
302,428	Pediatric Associates Holding Co., LLC (6 Month USD LIBOR + 3.250%, 0.50% Floor)	7.420	12/29/2028	291,843
45,938	Pediatric Associates Holding Co., LLC (1 Month USD LIBOR + 3.250%, 0.50% Floor) (2)	6.365	12/29/2028	44,330
956,750	Radiology Partners, Inc. (1 Month USD LIBOR + 4.250%)	7.365	7/9/2025	810,368
246,875	Radnet Management, Inc. (1 Month USD LIBOR + 3.250%, 0.75% Floor)	6.330	4/23/2028	237,823
243,789	Upstream Newco, Inc. (1 Month USD LIBOR + 4.250%)	7.365	11/20/2026	226,927
738,579	US Renal Care, Inc. (3 Month USD LIBOR + 5.000%)	8.674	7/26/2026	536,737
				6,419,206
	HEALTH CARE TECHNOLOGY ― 2.6%
491,139	Ensemble RCM, LLC (3 Month USD LIBOR + 3.750%)	6.552	8/1/2026	480,398
487,500	Navicure, Inc. (1 Month USD LIBOR + 4.000%)	7.084	10/23/2026	468,609
492,500	Project Ruby Ultimate Parent Corp. (1 Month USD LIBOR + 3.250%, 0.75% Floor)	6.365	3/10/2028	461,042
226,729	Verscend Holding Corp. (1 Month USD LIBOR + 4.000%)	7.115	8/27/2025	220,494
				1,630,543
	HOTELS RESTAURANTS & LEISURE ― 3.8%
319,354	Aimbridge Acquisition Co, Inc. (3 Month USD LIBOR + 3.750%)	6.519	2/1/2026	283,027
482,500	AMC Entertainment Holdings, Inc. (3 Month USD LIBOR + 3.000%)	5.766	4/22/2026	379,489
280,278	Caesars Resort Collection, LLC (1 Month USD LIBOR +3.500%)	6.559	7/20/2025	276,815
970,169	Diamond Sports Group, LLC (1 Month USD SOFR + 3.250%)	6.270	8/24/2026	193,684
250,000	Star Group Holdings B.V. (3 Month USD SOFR + 3.250%, 0.50% Floor)	6.781	7/21/2028	244,453
396,000	Pug, LLC (1 Month USD LIBOR + 4.250%, 0.50% Floor)	7.363	2/13/2027	350,459
150,000	Scientific Games Holdings LP (1 Month USD SOFR + 3.500%, 0.50% Floor)	6.520	4/4/2029	139,313
498,750	Scientific Games Holdings, LP (1 Month USD SOFR + 3.000%, 0.50% Floor)	5.922	4/14/2029	485,783
				2,353,023
	INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS ― 2.4%
187,702	Array Technologies, Inc. (1 Month USD LIBOR + 3.250%, 0.50% Floor)	6.330	10/14/2027	177,378
482,341	Calpine Corp. (1 Month USD LIBOR + 2.500%)	5.514	12/16/2027	467,345
846,369	Lightstone Holdco, LLC (1 Month USD SOFR + 5.750%, 1.00% Floor)	8.774	1/30/2027	777,300
47,870	Lightstone Holdco, LLC (1 Month USD SOFR + 5.750%, 1.00% Floor)	8.774	1/30/2027	43,964
				1,465,987
	INDUSTRIAL CONGLOMERATES ― 1.5%
956,087	CD&R Hydra Buyer, Inc. (3 Month USD LIBOR + 4.250%, 1.00% Floor)	7.495	12/11/2024	918,838

Ziegler Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2022 (Continued)
Principal		Current	Maturity
Amount		Rate	Date	Value
	INSURANCE ― 2.9%
$348,250	AssuredPartners, Inc. (1 Month USD SOFR + 3.500%, 0.50% Floor)	6.520%	2/13/2027	$330,512
98,250	Asurion, LLC (1 Month USD LIBOR + 3.250%)	6.330	12/23/2026	83,574
250,000	Asurion, LLC (3 Month USD SOFR + 3.250%)	6.781	7/21/2028	213,906
245,641	Baldwin Risk Partners, LLC (1 Month USD LIBOR + 3.500%, 0.50% Floor)	6.615	10/14/2027	235,201
487,500	BroadStreet Partners, Inc. (1 Month USD LIBOR + 3.000%)	6.121	1/27/2027	462,440
493,846	OneDigital Borrower, LLC (1 Month USD SOFR + 4.250%, 0.50% Floor)	7.270	11/16/2027	461,747
				1,787,380
	INTERNET SOFTWARE & SERVICES ― 3.6%
196,000	Arches Buyer, Inc. (1 Month USD LIBOR + 3.250%, 0.50% Floor)	6.330	12/6/2027	177,074
61,396	Virtusa Corp. (1 Month USD SOFR + 3.750%, 0.75% Floor)	6.768	2/15/2029	57,712
983	Constant Contact, Inc. (1 Month USD LIBOR + 4.000%, 0.75% Floor)	7.115	2/10/2028	880
189,882	MH Sub I, LLC (3 Month USD LIBOR + 3.750%)	7.352	9/15/2024	181,500
307,560	MH Sub I, LLC (1 Month USD LIBOR + 3.750%, 1.00% Floor)	6.764	9/15/2024	293,873
411,421	Motus Group, LLC (1 Month USD LIBOR + 4.000%, 0.50% Floor)	7.014	11/3/2028	384,679
496,250	NAB Holdings, LLC (1 Month USD SOFR + 3.000%, 0.50% Floor)	6.020	11/23/2028	472,911
246,250	Playtika Holding Corp. (1 Month USD LIBOR + 2.750%)	5.865	3/11/2028	236,499
476,250	Research Now Group, LLC (3 Month USD LIBOR + 5.500%, 1.00% Floor)	9.102	12/20/2024	432,409
				2,237,537
	MACHINERY ― 2.8%
345,625	Madison IAQ, LLC (1 Month USD LIBOR + 3.250%, 0.50% Floor)	6.309	6/21/2028	320,258
305,622	Patriot Container Corp. (1 Month USD LIBOR + 3.750%, 1.00% Floor)	6.802	3/20/2025	264,554
389,868	Star US Bidco, LLC (1 Month USD LIBOR + 4.250%, 1.00% Floor)	7.363	3/17/2027	370,375
701,137	Titan Acquisition, Ltd./Canada (3 Month USD LIBOR + 3.000%)	6.674	3/28/2025	630,949
147,024	TK Elevator US Newco, Inc. (6 Month USD LIBOR + 3.500%, 0.50% Floor)	6.881	7/31/2027	141,266
				1,727,402
	MEDIA ― 6.2%
466,366	AppLovin Corp. (1 Month USD LIBOR + 3.250%)	6.243	8/15/2025	452,765
347,375	Ascend Learning, LLC (1 Month USD LIBOR + 3.500%, 0.50% Floor)	6.615	12/10/2028	321,669
489,583	Castle US Holding Corp. (1 Month USD LIBOR + 3.750%)	6.865	1/29/2027	397,174
543,125	CMI Marketing, Inc. (1 Month USD LIBOR + 4.250%, 0.50% Floor)	7.264	3/23/2028	499,676
243,125	Creative Artists Agency, LLC (1 Month USD SOFR + 3.750%)	6.785	11/26/2026	240,212
350,000	Entravision Communication Corp. (3 Month USD LIBOR + 2.750%)	5.850	11/30/2024	345,042
149,250	Fertitta Entertainment, LLC/NV (1 Month USD SOFR + 4.000%, 0.50% Floor)	7.047	1/27/2029	138,880
222,900	iHeartCommunications, Inc. (1 Month USD LIBOR + 3.250%, 0.50% Floor)	6.264	5/1/2026	209,945
351,122	Terrier Media Buyer, Inc. (1 Month USD LIBOR + 3.500%)	6.615	12/17/2026	329,764
454,135	Univision Communications, Inc. (1 Month USD LIBOR + 3.250%, 0.75% Floor)	6.365	3/24/2026	432,067
431,298	Vericast Corp. (1 Month USD LIBOR + 7.750%, 1.00% Floor)	10.865	6/16/2026	305,143
196,500	Weld North Education, LLC (1 Month USD LIBOR + 3.750%, 0.50% Floor)	6.764	12/17/2027	190,522
				3,862,859
	METALS & MINING ― 0.6%
103,433	GrafTech Finance, Inc. (1 Month USD LIBOR + 3.000%, 0.50% Floor)	6.014	2/12/2025	96,969
284,689	MRC Global, Inc. (3 Month USD LIBOR + 3.000%)	5.980	9/22/2024	272,767
				369,736
	OIL, GAS & CONSUMABLE FUELS ― 2.2%
476,376	Northriver Midstream Finance, LP (3 Month USD LIBOR + 3.250%)	6.924	10/1/2025	465,105
987,500	Prairie ECI Acquiror, LP (3 Month USD LIBOR + 4.750%)	7.672	3/11/2026	926,912
				1,392,017
	PHARMACEUTICALS ― 3.6%
246,250	Alkermes, Inc. (1 Month USD LIBOR + 2.500%, 0.50% Floor)	5.615	3/12/2026	237,631
646,036	Alvogen Pharma US, Inc. (1 Month USD SOFR + 7.50%, 1.00% Floor)	10.520	6/30/2025	565,281
487,690	Amneal Pharmaceuticals, LLC (1 Month USD LIBOR + 4.250%, 0.75% Floor)	6.625	5/4/2025	408,845
476,671	Amneal Pharmaceuticals, LLC (3 Month USD LIBOR + 4.250%, 0.75% Floor)	7.188	5/4/2025	399,608
635,059	Curium Bidco Sarl (1 Month USD LIBOR + 4.250%, 0.75% Floor)	7.365	12/9/2027	604,100
				2,215,465

Ziegler Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2022 (Continued)
Principal		Current	Maturity
Amount		Rate	Date	Value
	PROFESSIONAL SERVICES ― 1.3%
$34,464	AG Group Holdings, Inc. (1 Month USD SOFR + 4.000%, 0.50% Floor)	7.034%	12/29/2028	$33,689
214,286	AG Group Holdings, Inc. (3 Month USD SOFR + 4.000%, 0.50% Floor)	6.577	12/29/2028	209,464
130	APX Group, Inc. (Prime + 2.250%, 0.50% Floor)	8.500	7/9/2028	123
346,370	APX Group, Inc. (1 Month USD LIBOR + 3.250%, 0.50% Floor)	6.243	7/9/2028	328,371
247,500	Bingo Industries, Ltd. (1 Month USD LIBOR + 3.500%, 0.50% Floor)	6.615	8/9/2028	224,916
				796,563
	SOFTWARE ― 8.0%
36,232	AthenaHealth Group, Inc. (1 Month USD SOFR + 3.500%, 0.50% Floor) (2)	6.518	2/15/2029	32,554
213,234	AthenaHealth Group, Inc. (1 Month USD SOFR + 3.500%, 0.50% Floor)	6.518	2/15/2029	191,591
777,510	Brave Parent Holdings, Inc. (3 Month USD LIBOR + 4.000%)	7.674	4/19/2025	759,044
646,341	Idera, Inc. (1 Month USD LIBOR + 3.750%, 0.75% Floor)	6.865	3/2/2028	602,174
491,250	LogMeIn, Inc. (1 Month USD LIBOR + 4.750%)	7.865	8/31/2027	343,354
248,125	Magenta Buyer, LLC (1 Month USD LIBOR + 5.000%, 0.75% Floor)	8.121	7/27/2028	224,801
400,000	Mitnick Corporate Purchaser, Inc. (1 Month USD SOFR + 4.750%, 0.50% Floor)	7.770	5/2/2029	378,500
232,708	Organon & Co. (1 Month USD LIBOR + 3.000%, 0.50% Floor)	6.115	6/2/2028	228,054
601,752	Project Alpha Intermediate Holding, Inc. (1 Month USD LIBOR + 4.000%)	7.115	4/26/2024	580,975
390,000	Project Leopard Holdings, Inc. (3 Month USD SOFR + 5.250%, 0.50% Floor)	7.827	7/20/2029	351,164
248,750	Seattle SpinCo, Inc. (1 Month USD SOFR + 4.000%, 0.50% Floor)	7.075	2/28/2027	244,397
248,111	Symplr Software, Inc. (1 Month USD LIBOR + 4.500%, 0.75% Floor)	7.564	12/22/2027	234,259
487,500	VS Buyer, LLC (1 Month USD LIBOR + 3.250%)	6.365	3/2/2027	473,484
362,972	Zelis Network Solutions, LLC (1 Month USD LIBOR + 3.500%)	6.615	9/30/2026	350,722
				4,995,073
	SPECIALTY RETAIL ― 1.4%
245,625	Harbor Freight Tools USA, Inc. (1 Month USD LIBOR + 2.750%, 0.50% Floor)	5.865	10/19/2027	223,181
275,156	Heartland Dental, LLC (3 Month USD LIBOR + 3.750%)	6.538	4/30/2025	254,348
492,386	MED ParentCo, LP (1 Month USD LIBOR + 4.250%)	7.365	8/31/2026	417,705
				895,234
	TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS ― 1.3%
280,219	LTI Holdings, Inc. (3 Month USD LIBOR + 3.500%)	6.668	9/6/2025	260,043
582,988	Sonicwall US Holdings, Inc. (1 Month USD LIBOR + 3.750%, 0.50% Floor)	6.764	5/16/2025	560,718
				820,761
	WATER TREATMENT SYSTEMS ― 0.6%
325,926	Culligan (1 Month USD SOFR + 4.000%, 0.50% Floor)	7.032	7/30/2028	304,029
74,074	Culligan (1 Month USD SOFR + 4.000%, 0.50% Floor)(2)	7.032	7/30/2028	69,097
				373,126

	TOTAL BANK LOANS (Cost $64,607,952)			$59,398,387

Ziegler Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2022 (Continued)
\
Shares		Value
	COMMON STOCK ― 0.0%
	CONSTRUCTION & ENGINEERING ― 0.0%
53,218	Mcdermott International, Ltd. (3)	$24,427
	TOTAL COMMON STOCK (Cost $467,382)	24,427

	EXCHANGE TRADED FUND ― 2.4%
72,696	Invesco Senior Loan ETF	1,467,732
	TOTAL EXCHANGE TRADED FUND (Cost $1,609,202)	1,467,732

	SHORT TERM INVESTMENT ― 2.8%
1,759,212	Invesco Government & Agency Portfolio Short-Term Investments Trust - Institutional Class, 2.88% (4)	1,759,212
	TOTAL SHORT TERM INVESTMENT (Cost $1,759,212)	1,759,212

	TOTAL INVESTMENTS ― 100.7% (Cost $68,443,748)	62,649,758
	Liabilities in Excess of Other Assets ― (0.7)%	(462,568)
	TOTAL NET ASSETS ― 100.0%	$62,187,190

Percentages are stated as a percent of net assets.

(1) Variable rates securities. Description includes reference rate and spread. Rates reset at each loan payment.
(2) Unfunded or partially unfunded loan commitment. Principal pledged has not been drawn.
(3) Non income producing.
(4) Rate quoted is seven-day yield at period end.

The S&P’s industry classification was developed by and/or is the exclusive property of the Standard & Poor's Financial
Services, LLC ("S&P") and has been licensed for use by Ziegler Capital Management, LLC.

The accompanying notes are an integral part of these financial statements.

Ziegler Senior Floating Rate Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

Assets:
Investments in securities at value (cost $68,443,748)	$62,649,758
Cash	508,012
Receivables:
Investment securities sold	199,478
Interest	235,975
Due from Investment Adviser	4,707
Prepaid expenses	23,953
Total assets	63,621,883

Liabilities:
Payables:
Investment securities purchased	1,268,196
Fund shares redeemed	5,000
Distributions to shareholders	47,714
Distribution Fees	14,575
Accrued expenses and other liabilities (Note 3)	99,208
Total liabilities	1,434,693

Net Assets	$62,187,190

Components of Net Assets:
Paid-in capital	$71,225,263
Accumulated loss	(9,038,073)
Net Assets	$62,187,190

Class A:
Net Assets	$4,564,545
Issued and Outstanding	198,564
Net Asset Value and Redemption Price^	$22.99
Maximum Public Offering Price (based on maximum initial sales charge of 4.25%)	$24.01

Class C:
Net Assets	$2,410,113
Issued and Outstanding	105,471
Net Asset Value, Redemption Price* and Offering Price Per Share	$22.85

Institutional Class:
Net Assets	$55,212,532
Issued and Outstanding	2,407,739
Net Asset Value, Redemption Price and Offering Price Per Share	$22.93

^ Initial sales charge of 4.25% is waived if Class A shares purchased in excess of $1,000,000. The 1.00% CDSC applies when sales charge is waived and shares areredeemed within 18 months of purchase (see Note 3).
* Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase (see Note 3).

The accompanying notes are an integral part of these financial statements.

Ziegler Senior Floating Rate Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2022

Investment Income:
Dividend income	$57,593
Interest income	3,192,424
Bank loan fee income	59,275
Total investment income	3,309,292

Expenses:
Advisory fees (Note 3)	436,871
Administration and fund accounting fees (Note 3)	146,738
Transfer agent fees and expenses (Note 3)	71,066
Registration fees	45,423
Distribution fees (Note 6)	40,732
Legal fees	39,808
Compliance fees (Note 3)	22,500
Audit fees	20,600
Custody fees (Note 3)	18,784
Trustee fees (Note 3)	17,446
Shareholder reporting fees	12,136
Service fees (Note 6)	6,149
Insurance fees	4,511
Interest expense	81
Miscellaneous expenses	6,762
Total expenses	889,607
Expenses waived by the Adviser (Note 3)	(351,432)
Net expenses	538,175
Net investment income	2,771,117

Realized and Unrealized Loss on Investments
Net realized loss on investments	(1,379,118)
Net change in unrealized appreciation (depreciation) on investments	(3,998,320)
Net realized and unrealized loss on investments	(5,377,438)

Net decrease in net assets resulting from operations	$(2,606,321)

The accompanying notes are an integral part of these financial statements.

Ziegler Senior Floating Rate Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	September 30, 2022	September 30, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$2,771,117	$2,499,086
Net realized gain (loss) on investments	(1,379,118)	155,874
Net change in unrealized appreciation (depreciation) on investments	(3,998,320)	1,496,138
Net increase (decrease) in net assets resulting from operations	(2,606,321)	4,151,098

Distributions to shareholders:
Net investment income	(2,772,317)	(2,499,018)
Return of capital	(8,112)	-
Total distributions to shareholders	(2,780,429)	(2,499,018)

Capital Transactions:
Net proceeds from shares sold:
Class A Shares	375,512	495,161
Class C Shares	113,000	770,398
Institutional Class Shares	4,023,767	9,511,597
Reinvestment of distributions:
Class A Shares	39,886	38,272
Class C Shares	70,954	157,313
Institutional Class Shares	2,282,859	1,962,780
Cost of shares repurchased:
Class A Shares	(205,408)	(664,553)
Class C Shares	(1,804,511)	(4,911,365)
Institutional Class Shares	(7,395,604)	(7,733,992)
Net decrease in net assets from capital transactions	(2,499,545)	(374,389)
Total Increase (Decrease) in Net Assets	(7,886,295)	1,277,691

Net Assets:
Beginning of year	70,073,485	68,795,794
End of year	$62,187,190	$70,073,485

Capital Share Transactions:
Shares sold:
Class A Shares	15,459	20,052
Class C Shares	4,565	31,187
Institutional Class Shares	163,786	383,247
Shares reinvested:
Class A Shares	1,663	1,544
Class C Shares	2,973	6,382
Institutional Class Shares	95,372	79,315
Shares repurchased:
Class A Shares	(8,479)	(26,654)
Class C Shares	(73,433)	(198,771)
Institutional Class Shares	(308,485)	(311,800)
Net decrease in shares outstanding	(106,579)	(15,498)

The accompanying notes are an integral part of these financial statements.

Ziegler Senior Floating Rate Fund
FINANCIAL HIGHLIGHTS
Class A Shares
Per Share Data for a Share Outstanding Throughout Each Year End Presented.

	September 30, 2022		September 30, 2021	September 30, 2020	September 30, 2019		September 30, 2018
Net Asset Value, Beginning of Year	$24.92		$24.34	$25.18	$26.01		$25.87

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.96		0.84	1.05	1.35		1.22
Net realized and unrealized gain (loss) on investments	(1.93)		0.58	(0.83)	(0.78)		0.14
Total Gain (Loss) from Investment Operations	(0.97)		1.42	0.22	0.57		1.36

LESS DISTRIBUTIONS:
From net investment income	(0.96)		(0.84)	(1.05)	(1.35)		(1.14)
From net realized gain on investments	-		-	(0.01)	(0.05)		(0.08)
From return of capital	-	(2)	-	-	-		-
Total Distributions	(0.96)		(0.84)	(1.06)	(1.40)		(1.22)

Redemption fee proceeds	-		-	-	-	(2)	-

Net Asset Value, End of Year	$22.99		$24.92	$24.34	$25.18		$26.01

Total Return(3)	(3.97)%		5.90%	0.97%	2.27%		5.37%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$4,565		$4,734	$4,746	$5,638		$8,563
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	1.50%		1.45%	1.43%	1.31%		1.35%
After fees waived / reimbursed by the Adviser	0.99%		0.99%	0.99%	0.99%		0.99%
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	3.97%		3.38%	4.36%	5.28%		4.69%
Portfolio turnover rate(4)	26%		40%	41%	61%		35%

(1) Computed using average shares method.
(2) Amount represents less than $0.01 per share.
(3)	Performance reported does not reflect sales charges.
(4)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements.

Ziegler Senior Floating Rate Fund
FINANCIAL HIGHLIGHTS
Class C Shares
Per Share Data for a Share Outstanding Throughout Each Year End Presented.

	September 30, 2022		September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018
Net Asset Value, Beginning of Year	$24.78		$24.20	$25.12	$25.96	$25.83

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.75		0.65	0.87	1.16	1.01
Net realized and unrealized gain (loss) on investments	(1.91)		0.58	(0.92)	(0.78)	0.16
Total Gain (Loss) from Investment Operations	(1.16)		1.23	(0.05)	0.38	1.17

LESS DISTRIBUTIONS:
From net investment income	(0.77)		(0.65)	(0.86)	(1.17)	(0.96)
From net realized gain on investments	-		-	(0.01)	(0.05)	(0.08)
From return of capital	-	(2)	-	-	-	-
Total Distributions	(0.77)		(0.65)	(0.87)	(1.22)	(1.04)

Net Asset Value, End of Year	$22.85		$24.78	$24.20	$25.12	$25.96

Total Return(3)	(4.74)%		5.12%	(0.12)%	1.52%	4.56%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$2,410		$4,247	$8,049	$9,894	$2,665
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	2.25%		2.19%	2.18%	2.07%	2.12%
After fees waived / reimbursed by the Adviser	1.74%		1.74%	1.74%	1.74%	1.74%
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	3.11%		2.63%	3.60%	4.56%	3.88%
Portfolio turnover rate(4)	26%		40%	41%	61%	35%

(1) Computed using average shares method.
(2) Amount represents less than $0.01 per share.
(3)	Performance reported does not reflect sales charges.
(4)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

 The accompanying notes are an integral part of these financial statements.

Ziegler Senior Floating Rate Fund
FINANCIAL HIGHLIGHTS
Institutional Class Shares
Per Share Data for a Share Outstanding Throughout Each Year End Presented.

	September 30, 2022		September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018
Net Asset Value, Beginning of Year	$24.86		$24.28	$25.19	$26.02	$25.88

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	1.01		0.90	1.10	1.41	1.25
Net realized and unrealized gain (loss) on investments	(1.92)		0.58	(0.90)	(0.77)	0.17
Total Gain (Loss) from Investment Operations	(0.91)		1.48	0.20	0.64	1.42

LESS DISTRIBUTIONS:
From net investment income	(1.02)		(0.90)	(1.10)	(1.42)	(1.20)
From net realized gain on investments	-		-	(0.01)	(0.05)	(0.08)
From return of capital	-	(2)	-	-	-	-
Total Distributions	(1.02)		(0.90)	(1.11)	(1.47)	(1.28)

Net Asset Value, End of Year	$22.93		$24.86	$24.28	$25.19	$26.02

Total Return	(3.75)%		6.17%	0.93%	2.56%	5.62%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$55,212		$61,093	$56,001	$65,542	$80,262
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	1.26%		1.20%	1.19%	1.08%	1.17%
After fees waived / reimbursed by the Adviser	0.74%		0.74%	0.74%	0.74%	0.74%
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	4.18%		3.63%	4.57%	5.52%	4.79%
Portfolio turnover rate(3)	26%		40%	41%	61%	35%

(1) Computed using average shares method.
(2) Amount represents less than $0.01 per share.
(3)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements.

Ziegler FAMCO Hedged Equity Fund
Annual Report
Period Ending September 30, 2022
(Unaudited)

Dear Shareholder:

We are pleased to present you with the Annual Report for the Ziegler FAMCO Hedged Equity Fund for the fiscal year ending September 30, 2022 (the “Reporting Period”).

During the Reporting Period, the Ziegler FAMCO Hedged Equity Fund (the “Fund”) returned -9.81%, while the S&P 500 Index returned -15.47%. The Fund invests in a portfolio of large cap stocks designed to closely follow the performance of the S&P 500 Index, accompanied by an S&P 500 Index-based hedging strategy that includes selling calls and buying puts for immediate downside protection. We believe the strategy has the potential to offer downside protection while still allowing for participation in equity market advances.

Market Environment
The Reporting Period was composed of two sharply different environments, with the S&P 500 Index advancing 11.03% in the fourth quarter of 2021 on the back of the strongest Real Gross Domestic Product (GDP) growth since the early 1980s as the economy continued its reopening and recovery from the economic shutdown resulting from the initial outbreak of COVID-19.  During the first quarter of 2022, the combination of persistent supply chain challenges, the highest inflation in 40 years and the anticipation and culmination of Russia’s invasion of Ukraine, market sentiment turned sharply negative and remained so with the S&P 500 Index declining 23.87% from December 31, 2021 through September 30, 2022.

Federal Reserve Chair Jerome Powell and the Federal Open Market Committee (FOMC) transitioned its monetary policy away from the accommodative measures put in place to support the economy during the pandemic and began a rapid tightening cycle that is likely to continue through the first quarter of 2023. In light of the FOMC policy changes, the US Treasury 10-year yield began the period (September 30, 2021) at 1.75% and ended it at 3.83%, which produced negative total returns for most fixed income investors.  For example, the Bloomberg US Aggregate Bond Index returned -14.60% and the Bloomberg US Treasury Index returned -12.94% during the period, illustrating the magnitude of the challenges for investors.

Performance Discussion
The Fund’s option strategy is designed to reduce volatility and reduce the magnitude of drawdowns during declines in the equity market.  As one would expect, the sold call options in the Fund truncated its upside capture in the fourth quarter of 2021 but provided some downside protection during the remaining nine months of the Reporting Period. The Fund’s return for the fourth quarter of 2021 was 3.64% vs. 11.03% for the S&P 500 Index, while the Fund’s return in the remaining nine months of the Fund’s fiscal year was -13.85% versus -23.87% for the Index, as the purchased put options provided some downside protection.

Upon closer examination, the more volatile investment environment in the last nine months of the fiscal year produced several periods where the benefits of the Fund’s hedging strategy were clear.  For example, the S&P 500 Index declined by 8.72% during the month of April 2022 while the Fund declined 3.18%. In June 2022, the S&P 500 Index declined 8.25%, and the Fund declined only 2.47%. Most recently, the S&P 500 Index fell 9.21% in September 2022, while the Fund declined 4.00%.  These periods illustrate how the Fund’s monthly long put options truncate downside losses, especially when the market falls below the put option strike price.   Importantly, interest rates continued their climb during all of these periods, meaning an allocation to bonds would have done little to shield investors from the drop in the stock market.

While periods of negative returns are obviously unpleasant for investors, we are pleased with the relative performance of the Fund during these market declines compared to the unhedged S&P 500 Index, as it demonstrates the effectiveness of the Fund’s strategy.  We believe avoiding large losses is one of the most important keys to a successful long-term investment plan.

Outlook
S&P 500 earnings estimates declined slightly during the third quarter, with earnings now expected to grow 9.9% in 2022 and 8.1% in 2023. Despite the large decline in equity markets this year, valuations are not yet at recessionary levels, with the forward and trailing P/E ratios of the S&P 500 at 15.2 and 17.6, respectively- near the long-term averages. Given the numerous risks on the horizon, the valuation of the market remains a concern. Some market participants have begun to worry that the Federal Reserve and higher interest rates will cause a more widespread recession, as GDP growth is expected to remain below average for the next five quarters amid a weakening labor market.

Historically, market declines during recessions tend to be worse than non-recessionary market declines, especially when the market starts from an overvalued level, which was certainly the case with the current drawdown. Fortunately, S&P 500 profit margins have remained near record levels, despite high inflation and the slowdown in economic growth, as corporations have passed higher costs onto consumers and enhanced operational efficiency. The current level of profit margins, at 11.8%, is higher than the 1990-2020 average of 6.7% and peak of 10.5%.

Households and corporations are in a relatively strong financial position, with healthy balance sheets and a tight labor market. In addition, many households and corporations have locked in historically low interest rates through fixed rate mortgages and debt issuance in recent years.

Higher risk assets have continued to underperform as the Fed has withdrawn liquidity from the markets. The U.S. dollar has strengthened dramatically, which may cause additional stress in countries outside of the U.S. The European energy crisis is causing industrial shutdowns and increased recession risks in the area, while inflation has remained elevated. Instead of having a fixed interest rate, many European countries have mortgages with interest rates that reset or float, which is likely to cause more stress on already weakened housing markets and consumers. Geopolitical risks have also increased around the world.

The Fund’s stock portfolio is designed to closely track the return of the S&P 500. The hedging strategy is designed to reduce downside risk and cap market upside, creating “guardrails” around an equity portfolio, with a near cost-neutral hedging strategy. Given the outlook described above, we believe an allocation to the Fund creates equity market exposure with less risk.  Additionally, the prospect of continued rising interest rates draws into question the traditional bond investment hedge to equity portfolios, and the Fund’s hedging strategy may be an attractive alternative to a 60% stocks /40% bonds asset allocation mix.

We believe the Ziegler FAMCO Hedged Equity Fund is an attractive opportunity for investors who want exposure to equities but are concerned about risks which may impact the stock market in the coming years.

We appreciate your investment in the Ziegler FAMCO Hedged Equity Fund.

Sincerely,

Wiley Angell Sean Hughes
Senior Portfolio Manager                                                                   Senior Portfolio Manager

Davis Rushing Kelly Rushing
Senior Portfolio Manager                                                                     Senior Portfolio Manager

Past performance is not indicative of future performance.

Must be preceded or accompanied by a prospectus.

The Ziegler FAMCO Hedged Equity Fund is distributed by Quasar Distributors, LLC.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the Ziegler FAMCO Hedged Equity Fund will achieve its investment objectives. Selling covered call or stock index options will limit the fund's gain, if any, on its underlying securities and the fund continues to bear the risk of a decline in the value of its underlying stocks. There is no guarantee that the strategy will achieve its objectives, generate profits or avoid losses. The use of covered call strategies does not ensure profits or guarantee against losses. Past performance is no assurance of future results.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Fund’s risk management process includes an effort to monitor and manage risk, but does not imply low risk.

S&P 500 Index. The S&P 500 Index is weighted by market value, and its performance is thought to be representative of the stock market as a whole. The S&P 500 Index was created in 1957, although it has been extrapolated backwards to several decades earlier for performance comparison purposes. This index provides a broad snapshot of the overall U.S. equity market; in fact, over 70% of all U.S. equity is tracked by the S&P 500 Index. The index selects its companies based upon their market size, liquidity, and sector. The S&P 500 Index is a market-weighted index. It is not possible to invest directly in this index.

Bloomberg US Aggregate Bond Index. A broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. Investors frequently use the index as a stand-in for measuring the performance of the US bond market.

Bloomberg US Treasury Index. An index that measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills and STRIPS are excluded from the Index.  The US Treasury Index is a component of the US Aggregate Index. The US Treasury Index has history back to January 1, 1973.

Earnings per share. A company’s or index’s total earnings divided by the number of outstanding shares of the company or the companies that comprise the index.

Forward P/E Ratio or Price-to-Earnings Ratio. The ratio for valuing a company or stock index that measures its current share price relative to its expected earnings per share over the next twelve-months.

Ziegler FAMCO Hedged Equity Fund
PERFORMANCE SUMMARY
September 30, 2022 (Unaudited)

Comparison of a Hypothetical $10,000 Investment in the Ziegler FAMCO Hedged Equity Fund -
Institutional Class, S&P 500 Index and CBOE BUYWRITE Monthly Index (BXM)

$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$18,077
$12,108
$11,452
11/29/2016
3/31/2017
9/30/2017
3/31/2018
9/30/2018
3/31/2019
9/30/2019
3/31/2020
9/30/2020
3/31/2021
9/30/2021
3/31/2022
9/30/2022
Institutional Class
S&P 500 Index
CBOE BUYWRITE Monthly Index (BXM)

The chart illustrates the performance of a hypothetical $10,000 investment made on November 29, 2016, the Fund's inception, and is not intended to imply any future performance. Returns reflect reinvestment of dividends and capital gains distributions. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

Ziegler FAMCO Hedged Equity Fund
PERFORMANCE SUMMARY
September 30, 2022 (Unaudited) (Continued)

Total returns
For the periods ended September 30, 2022

	One Year	Three Year*	Five Year*	Since Inception*
Ziegler FAMCO Hedged Equity Fund**
Institutional Class	-9.81%	0.46%	1.69%	2.35%
S&P 500 Index	-15.47%	8.16%	9.24%	10.68%
CBOE BUYWRITE Monthly Index (BXM)***	-11.21%	0.48%	1.95%	3.33%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-833-777-1533.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The performance information for the period prior to 12/21/2020 is that of the U.S. Capital Advisors Premium Buy-Write Fund (the “Predecessor Fund”). Institutional Class of the Ziegler FAMCO Hedged Equity Fund assumed the performance, financial and other historical information of the Predecessor Fund's corresponding share class.

The expense ratio presented is based on the annualized expense ratio as reported in the Fund’s current prospectus, which may differ from the expense ratio presented in the Fund’s financial highlights. Gross expense ratio for the Institutional Class is 1.33%.

      *   Average annualized returns.
    **  Fund inception date was November 29, 2016.
  *** The CBOE S&P 500 BuyWrite Index is a benchmark index designed to show the hypothetical performance of a   portfolio that engages in a buy-write strategy using S&P 500 index call options.

Ziegler FAMCO Hedged Equity Fund
ALLOCATION OF PORTFOLIO HOLDINGS
(Calculated as a percentage of Total Investments)
September 30, 2022 (Unaudited)

MANUFACTURING
28.5%
INFORMATION
27.8%
MINING, QUARRYING, AND OIL AND GAS EXTRACTION
21.5%
FINANCE AND INSURANCE
6.7%
ADMINISTRATIVE AND SUPPORT AND WASTE MANAGEMENT AND REMEDIATION SERVICES
3.7%
REAL ESTATE AND RENTAL AND LEASING
2.1%
PURCHASED OPTIONS
1.9%
UTILITIES
1.7%
WRITTEN OPTIONS
1.6%
RETAIL TRADE
0.8%
SHORT TERM INVESTMENT
0.8%
TRANSPORTATION AND WAREHOUSING
0.7%
MANAGEMENT OF COMPANIES AND ENTERPRISES
0.6%
WHOLESALE TRADE
0.5%
AGRICULTURE, FORESTRY, FISHING AND HUNTING
0.5%
HEALTH CARE AND SOCIAL ASSISTANCE
0.4%
PROFESSIONAL, SCIENTIFIC, AND TECHNICAL SERVICES
0.2%

Ziegler FAMCO Hedged Equity Fund
SCHEDULE OF INVESTMENTS
September 30, 2022

Shares		Value
	COMMON STOCKS ― 98.8%
	ACCOUNTING, TAX PREPARATION, BOOKKEEPING, AND PAYROLL SERVICES ― 0.3%
878	Paychex, Inc.	$98,521

	AEROSPACE PRODUCT AND PARTS MANUFACTURING ― 0.6%
721	Boeing Co./The *	87,299
292	Lockheed Martin Corp.	112,796
		200,095
	AGRICULTURAL IMPLEMENT MANUFACTURING ― 0.2%
245	Deere & Co.	81,803

	ALL OTHER ELECTRICAL EQUIPMENT AND COMPONENT MANUFACTURING ― 0.5%
2,223	Emerson Electric Co.	162,768

	AUTOMOBILE AND LIGHT DUTY MOTOR VEHICLE MANUFACTURING ― 2.7%
7,811	Ford Motor Co.	87,483
3,180	Tesla, Inc. *	843,495
		930,978
	BEVERAGE & FOOD ― 0.8%
1,718	Brown-Forman Corp. - Class B	114,367
707	Constellation Brands, Inc.	162,384
		276,751
	BREAKFAST CEREAL MANUFACTURING ― 0.2%
855	General Mills, Inc.	65,502

	BUSINESS SUPPORT SERVICES ― 0.6%
454	MSCI, Inc.	191,493

	COMMERCIAL AND INDUSTRIAL MACHINERY AND EQUIPEMENT RENTAL AND LEASING ― 0.2%
265	United Rentals, Inc. *	71,582

	COMMERCIAL BANKING ― 3.9%
9,558	Bank of America Corp.	288,652
3,647	Citigroup, Inc.	151,970
1,192	First Republic Bank/CA	155,616
3,713	JPMorgan Chase & Co.	388,008
198	M&T Bank Corp.	34,911
1,334	Truist Financial Corp.	58,082
2,233	US Bancorp	90,035
4,113	Wells Fargo & Co.	165,425
		1,332,699
	COMPUTER AND PERIPHERAL EQUIPMENT MANUFACTURING ― 7.4%
16,287	Apple, Inc.	2,250,863
1,574	Fortinet, Inc. *	77,331
1,295	International Business Machines Com.	153,859
1,278	Seagate Technology Holdings PLC (1)	68,028
		2,550,081

Ziegler FAMCO Hedged Equity Fund
SCHEDULE OF INVESTMENTS
September 30, 2022 (Continued)

Shares		Value
	COMPUTER SYSTEMS DESIGN AND RELATED SERVICES ― 0.4%
596	Cognizant Technology Solutions Corp. - Class A	$34,234
322	Synopsys, Inc. *	98,374
		132,608
	CONSTRUCTION MACHINERY MANUFACTURING ― 0.4%
926	Caterpillar, Inc.	151,938

	COSMETICS, BEAUTY SUPPLIES, AND PERFUME STORES ― 0.3%
436	Estee Lauder Cos. Inc./The - Class A	94,132

	COURIERS AND EXPRESS DELIVERY SERVICES ― 0.6%
625	FedEx Corp.	92,794
710	United Parcel Service, Inc. - Class B	114,692
		207,486
	CREDIT CARD ISSUING ― 0.4%
515	American Express Co.	69,479
670	Capital One Financial Corp.	61,754
		131,233
	CRUDE PETROLEUM EXTRACTION ― 0.1%
1,254	APA Corp.	42,874

	DATA PROCESSING, HOSTING, AND RELATED SERVICES ― 1.0%
754	Automatic Data Processing, Inc.	170,548
186	FactSet Research Systems, Inc.	74,420
878	Fiserv, Inc. *	82,154
		327,122
	DEPARTMENT STORES ― 0.4%
233	Bath & Body Works, Inc.	7,596
483	Dollar General Corp.	115,852
		123,448
	DIAGNOSTIC IMAGING CENTERS ― 0.3%
755	Quest Diagnostics, Inc.	92,631

	DIRECT INSURANCE (EXCEPT LIFE, HEALTH, AND MEDICAL) CARRIERS ― 1.9%
1,704	Berkshire Hathaway, Inc. - Class B *	455,003
996	Chubb Ltd. (1)	181,152
		636,155
	DIRECT LIFE, HEALTH, AND MEDICAL INSURANCE CARRIERS ― 2.8%
2,086	American International Group, Inc.	99,043
510	Cigna Corp.	141,510
103	Humana, Inc.	49,975
402	Marsh & McLennan Cos., Inc.	60,015
1,228	UnitedHealth Group, Inc.	620,188
		970,731
	ELECTRIC POWER GENERATION, TRANSMISSION AND DISTRIBUTION ― 1.0%
2,099	Pinnacle West Capital Corp.	135,406
7,520	PPL Corp.	190,632
		326,038
	ELECTRONIC SHOPPING AND MAIL-ORDER HOUSES ― 3.5%
9,829	Amazon.com, Inc. *	1,110,677
1,954	eBay, Inc.	71,927
		1,182,604

Ziegler FAMCO Hedged Equity Fund
SCHEDULE OF INVESTMENTS
September 30, 2022 (Continued)

Shares		Value
	EXTERMINATING AND PEST CONTROL SERVICES ― 0.3%
2,922	Rollins, Inc.	$101,335

	FINANCIAL TRANSACTIONS PROCESSING, RESERVE, AND CLEARINGHOUSE ACTIVITIES ― 2.5%
993	Mastercard, Inc.	282,350
1,570	PayPal Holdings, Inc. *	135,130
2,386	Visa, Inc. - Class A	423,872
		841,352
	FOOTWEAR MANUFACTURING ― 0.4%
1,605	NIKE, Inc. - Class B	133,408

	GENERAL MERCHANDISE STORES, INCLUDING WAREHOUSE CLUBS AND SUPERCENTERS ― 1.4%
477	Costco Wholesale Corp.	225,272
350	Target Corp.	51,937
1,645	Walmart, Inc.	213,357
		490,566
	GOLD ORE MINING ― 0.1%
724	Newmont Corp.	30,430

	GROCERY AND RELATED PRODUCT MERCHANT WHOLESALERS ― 0.3%
1,480	Sysco Corp.	104,651

	HOME CENTERS ― 1.8%
1,506	Home Depot Inc./The	415,566
1,024	Lowe's Cos., Inc.	192,317
		607,883
	HOTELS (EXCEPT CASINO HOTELS) AND MOTELS ― 0.5%
1,331	Marriott International Inc./MD - Class A	186,526

	HOUSEHOLD APPLIANCE MANUFACTURING ― 0.2%
1,405	A O Smith Corp.	68,255

	HOUSEHOLD APPLIANCES AND ELECTRICAL AND ELECTRONIC GOODS MERCHANT WHOLESALERS ― 0.5%
3,211	Johnson Controls International PLC (1)	158,046

	INDUSTRIAL GAS MANUFACTURING ― 0.5%
424	CF Industries Holdings, Inc.	40,810
507	Linde PLC (1)	136,682
		177,492
	INDUSTRIAL MACHINERY MANUFACTURING ― 1.0%
858	Applied Materials, Inc.	70,296
329	KLA Corp.	99,565
166	Lam Research Corp.	60,756
2,636	Pentair PLC (1)	107,101
		337,718

Ziegler FAMCO Hedged Equity Fund
SCHEDULE OF INVESTMENTS
September 30, 2022 (Continued)

Shares		Value
	INSURANCE AGENCIES AND BROKERAGES ― 0.7%
571	Aon PLC - Class A (1)	$152,954
1,279	Centene Corp. *	99,519
		252,473
	INSURANCE CARRIERS ― 0.5%
3,276	Aflac, Inc.	184,111

	INTERNET PUBLISHING AND BROADCASTING AND WEB SEARCH PORTALS ― 5.1%
7,941	Alphabet, Inc. - Class A *	759,557
4,860	Alphabet, Inc. - Class C *	467,289
2,693	Meta Platforms, Inc. - Class A *	365,386
607	Netflix, Inc. *	142,912
		1,735,144
	INVESTMENT BANKING AND SECURITIES DEALING ― 1.7%
2,472	Charles Schwab Corp./The	177,663
628	Goldman Sachs Group Inc./The	184,035
2,690	Morgan Stanley	212,537
		574,235
	LESSORS OF MINIWAREHOUSES AND SELF-STORAGE UNITS ― 0.1%
464	Prologis, Inc.	47,142

	LESSORS OF NONRESIDENTIAL BUILDINGS (EXCEPT MINIWAREHOUSES) ― 0.6%
623	American Tower Corp.	133,758
1,035	Welltower, Inc.	66,571
		200,329
	LESSORS OF OTHER REAL ESTATE PROPERTY ― 1.7%
521	Camden Property Trust	62,233
1,111	Crown Castle International Corp.	160,596
1,112	Digital Realty Trust, Inc.	110,288
227	Equinix, Inc.	129,128
276	SBA Communications Corp.	78,563
1,265	VICI Properties, Inc.	37,760
		578,568
	MACHINERY, EQUIPMENT, AND SUPPLIES MERCHANT WHOLESALERS ― 0.4%
3,310	Fastenal Co.	152,392

	MANAGEMENT CONSULTING SERVICES ― 0.4%
561	Accenture PLC - Class A (1)	144,345

	MANAGEMENT OF COMPANIES AND ENTERPRISES ― 1.6%
2,059	Dominion Energy, Inc.	142,297
2,017	Duke Energy Corp.	187,621
2,642	NextEra Energy, Inc.	207,160
		537,078
	MATERIALS ― 0.1%
606	Mosaic Co./The	29,288

Ziegler FAMCO Hedged Equity Fund
SCHEDULE OF INVESTMENTS
September 30, 2022 (Continued)

Shares		Value
	MEDICAL EQUIPMENT AND SUPPLIES MANUFACTURING ― 1.5%
734	Becton Dickinson and Co.	$163,557
4,372	Boston Scientific Corp. *	169,328
1,326	Edwards Lifesciences Corp. *	109,567
427	Stryker Corp.	86,485
		528,937
	METAL VALVE MANUFACTURING ― 0.2%
1,702	Masco Corp.	79,466

	MINING (EXCEPT OIL & GAS) ― 0.3%
3,454	Freeport-McMoRan, Inc.	94,398

	MISCELLANEOUS DURABLE GOODS MERCHANT WHOLESALERS ― 0.1%
106	Pool Corp.	33,730

	MOTION PICTURE AND VIDEO PRODUCTION ― 1.0%
2,849	Fox Corp. - Class A	87,407
2,748	Walt Disney Co. *	259,219
		346,626
	MOTOR VEHICLE AND MOTOR VEHICLE PARTS AND SUPPLIES MERCHANT WHOLESALERS ― 0.3%
905	Copart, Inc. *	96,292

	MOTOR VEHICLE ELECTRICAL AND ELECTRONIC EQUIPMENT MANUFACTURING ― 0.7%
3,055	Raytheon Technologies Corp.	250,082

	NAVIGATIONAL, MEASURING, ELECTROMEDICAL, AND CONTROL INSTRUMENTS MANUFACTURING ― 3.0%
639	Agilent Technologies, Inc.	77,670
911	Danaher Corp.	235,302
270	L3Harris Technologies, Inc.	56,114
2,677	Medtronic PLC (1)	216,168
154	Northrop Grumman Corp.	72,429
510	Thermo Fisher Scientific, Inc.	258,667
776	Trane Technologies PLC (1)	112,373
		1,028,723
	OIL AND GAS EXTRACTION ― 0.3%
568	Devon Energy Corp.	34,154
682	Phillips 66	55,051
		89,205
	OTHER CONVERTED PAPER PRODUCT MANUFACTURING ― 0.4%
1,116	Kimberly-Clark Corp.	125,595

	OTHER FINANCIAL INVESTMENT ACTIVITIES ― 0.3%
380	S&P Global, Inc.	116,033

	OTHER PLASTICS PRODUCT MANUFACTURING ― 0.4%
1,373	3M Co.	151,717

	OTHER TRAVEL ARRANGEMENT AND RESERVATION SERVICES ― 0.2%
39	Booking Holdings, Inc. *	64,085

Ziegler FAMCO Hedged Equity Fund
SCHEDULE OF INVESTMENTS
September 30, 2022 (Continued)

Shares		Value
	OUTPATIENT CARE CENTERS ― 0.1%
481	DaVita, Inc. *	$39,812

	PAINT, COATING AND ADHESIVE MANUFACTURING ― 0.3%
484	Sherwin-Williams Co/The	99,099

	PAPERBOARD MILLS ― 0.1%
1,249	International Paper Co.	39,593

	PETROLEUM REFINERIES ― 3.6%
2,321	Chevron Corp.	333,458
3,250	ConocoPhillips	332,605
5,451	Exxon Mobil Corp.	475,927
1,435	Occidental Petroleum Corp.	88,181
		1,230,171
	PHARMACEUTICAL AND MEDICINE MANUFACTURING ― 7.0%
1,387	Abbott Laboratories	134,206
2,233	AbbVie, Inc.	299,691
666	Amgen, Inc.	150,116
1,619	Bristol-Myers Squibb Co.	115,095
1,096	Eli Lilly & Co.	354,392
2,700	Johnson & Johnson	441,071
2,238	Merck & Co, Inc.	192,737
567	Moderna, Inc. *	67,048
6,228	Pfizer, Inc.	272,537
439	Vertex Pharmaceuticals, Inc. *	127,108
333	West Pharmaceutical Services, Inc.	81,945
954	Zoetis, Inc.	141,468
		2,377,414
	PHARMACIES AND DRUG STORES ― 0.4%
1,554	CVS Health Corp.	148,205

	PIPELINE TRANSPORTATION OF NATURAL GAS ― 0.1%
1,674	Williams Cos. Inc./The	47,927

	PROFESSIONAL AND COMMERCIAL EQUIPMENT AND SUPPLIES MERCHANT WHOLESALERS ― 0.3%
1,364	Henry Schein, Inc. *	89,710

	RADIO AND TELEVISION BROADCASTING AND WIRELESS COMMUNICATIONS EQUIPMENT MANUFACTURING ― 0.6%
376	Motorola Solutions, Inc.	84,213
988	QUALCOMM, Inc.	111,624
		195,837
	RAIL TRANSPORTATION ― 0.3%
549	Norfolk Southern Corp.	115,098

	RESEARCH AND DEVELOPMENT IN THE PHYSICAL, ENGINEERING, AND LIFE SCIENCES ― 0.4%
382	IQVIA Holdings, Inc. *	69,195
108	Regeneron Pharmaceuticals, Inc. *	74,398
		143,593
	RESIDENTIAL BUILDING CONSTRUCTION ― 0.4%
1,729	Lennar Corp.	128,897

Ziegler FAMCO Hedged Equity Fund
SCHEDULE OF INVESTMENTS
September 30, 2022 (Continued)

Shares		Value
	RESIN AND SYNTHETIC RUBBER MANUFACTURING ― 0.3%
1,992	Dow, Inc.	$87,509

	RESTAURANTS AND OTHER EATING PLACES ― 1.5%
78	Chipotle Mexican Grill, Inc. *	117,215
813	McDonald's Corp.	187,592
2,608	Starbucks Corp.	219,750
		524,557
	SCHEDULED AIR TRANSPORTATION ― 0.2%
7,065	American Airlines Group, Inc. *	85,063

	SECURITIES AND COMMODITY EXCHANGES ― 0.5%
539	CME Group, Inc.	95,473
908	Intercontinental Exchange, Inc.	82,038
		177,511
	SEMICONDUCTOR AND OTHER ELECTRONIC COMPONENT MANUFACTURING ― 4.3%
1,707	Advanced Micro Devices, Inc. *	108,156
1,797	Amphenol Corp. - Class A	120,327
648	Analog Devices, Inc.	90,292
375	Broadcom, Inc.	166,503
5,428	Intel Corp.	139,880
2,395	Micron Technology, Inc.	119,990
184	Monolithic Power Systems, Inc.	66,866
3,227	NVIDIA Corp.	391,725
1,309	ON Semiconductor Corp. *	81,590
659	Qorvo, Inc. *	52,331
700	Skyworks Solutions, Inc.	59,689
533	Texas Instruments, Inc.	82,498
		1,479,847
	SEMICONDUCTOR AND RELATED DEVICE MANUFACTURING ― 0.3%
832	Allegion PLC (1)	74,614
188	NXP Semiconductors NV (1)	27,732
		102,346
	SNACK FOOD MANUFACTURING ― 0.3%
1,664	Mondelez International, Inc.	91,237

	SOAP AND CLEANING COMPOUND MANUFACTURING ― 1.4%
390	Air Products and Chemicals, Inc.	90,765
1,494	Colgate-Palmolive Co.	104,954
2,203	Procter & Gamble Co./The	278,128
		473,847
	SOFT DRINK AND ICE MANUFACTURING ― 1.7%
3,186	Coca-Cola Co./The	178,480
1,246	Monster Beverage Corp. *	108,352
1,867	Pepsico, Inc.	304,806
		591,638
	SOFTWARE PUBLISHERS ― 8.5%
1,248	Activision Blizzard, Inc.	92,776
576	Adobe, Inc. *	158,515
568	Autodesk, Inc. *	106,102
820	Cadence Design Systems, Inc. *	134,013
503	Intuit, Inc.	194,822

Ziegler FAMCO Hedged Equity Fund
SCHEDULE OF INVESTMENTS
September 30, 2022 (Continued)

Shares		Value
	SOFTWARE PUBLISHERS ― 8.5% (Continued)
7,855	Microsoft Corp.	$1,829,431
2,060	Oracle Corp.	125,804
1,569	Salesforce.com, Inc. *	225,685
433	Take-Two Interactive Software, Inc. *	47,197
		2,914,345
	SOYBEAN AND OTHER OILSEED PROCESSING ― 0.2%
715	Archer-Daniels-Midland Co.	57,522

	SUPPORT ACTIVITIES FOR CROP PRODUCTION ― 0.5%
2,995	Corteva, Inc.	171,164

	SUPPORT ACTIVITIES FOR MINING ― 0.4%
3,574	Schlumberger NV (1)	128,307

	TELEPHONE APPARATUS MANUFACTURING ― 0.7%
6,222	Cisco Systems, Inc.	248,880

	TELEVISION BROADCASTING ― 0.2%
2,989	Paramount Global - Class B	56,911

	TOBACCO MANUFACTURING ― 0.3%
934	Altria Group, Inc.	37,715
653	Philip Morris International, Inc.	54,205
		91,920
	TRANSPORTATION ― 0.3%
3,843	CSX Corp.	102,378

	VENEER, PLYWOOD, AND ENGINEERED WOOD PRODUCT MANUFACTURING ― 0.1%
1,045	Weyerhaeuser Co.	29,845

	WAREHOUSING AND STORAGE ― 0.2%
1,773	Iron Mountain, Inc.	77,959

	WATER, SEWAGE AND OTHER SYSTEMS ― 0.4%
1,168	American Water Works Co., Inc.	152,027

	WIRED AND WIRELESS TELECOMMUNICATIONS CARRIERS ― 1.3%
10,745	AT&T, Inc.	164,828
5,192	Comcast Corp. - Class A	152,281
450	T-Mobile US, Inc. *	60,377
1,757	Verizon Communications, Inc.	66,713
		444,199

	TOTAL COMMON STOCKS (Cost $33,890,980)	$33,803,297

Ziegler FAMCO Hedged Equity Fund
SCHEDULE OF INVESTMENTS
September 30, 2022 (Continued)

Contracts		Notional ($)	Value
	PURCHASED OPTION* ― 2.0%
	Put Option ― 2.0%
95	S&P 500 Index at $3,535, Expires October 31, 2022	34,063,390	$675,450
	TOTAL PURCHASED OPTION (Premiums paid $714,118)		675,450

Shares
	SHORT TERM INVESTMENT ― 0.8%
281,406	Invesco Government & Agency Portfolio Short-Term Investments Trust - Institutional Class, 2.88%(2)		281,406
	TOTAL SHORT TERM INVESTMENT (Cost $281,406)		281,406

	TOTAL INVESTMENTS ― 101.6% (Cost $34,886,504)		34,760,153
	Liabilities in Excess of Other Assets ― (1.6)%		(562,289)
	TOTAL NET ASSETS ― 100.0%		$34,197,864

Contracts
	WRITTEN OPTIONS* ― (1.7)%
	Call Option ― (1.3)%
(95)	S&P 500 Index at $3,755, Expires October 31, 2022	(34,063,390)	(439,375)
	Total Call Option Written (Premiums received $552,137)		(439,375)

	Put Option ― (0.4)%
(95)	S&P 500 Index at $3,100, Expires October 31, 2022	(34,063,390)	(125,875)
	Total Put Option Written (Premiums received $107,157)		(125,875)
	TOTAL WRITTEN OPTIONS (Premiums received $659,294)		$(565,250)

*	Non Income Producing.
(1)	Foreign Issued Security
(2)	Rate quoted is seven-day yield at period end.

Abbreviations used in this schedule:
PLC ― Public Limited Company

The accompanying notes are an integral part of these financial statements.

Ziegler FAMCO Hedged Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

Assets:
Investments in securities at value (cost $34,886,504)	$34,760,153
Cash	2,090
Receivables:
Investment securities sold	3,448,086
Due from Investment Adviser	11,763
Dividends and interest	29,210
Prepaid expenses	11,883
Total assets	38,263,185

Liabilities:
Written options, at value (premiums received $659,294)	565,250
Payables:
Fund shares redeemed	42,800
Investment securities purchased	3,388,850
Accrued expenses and other liabilities (Note 3)	68,421
Total liabilities	4,065,321

Net Assets	$34,197,864

Components of Net Assets:
Paid-in capital	$34,290,466
Accumulated loss	(92,602)
Net Assets	$34,197,864

Institutional Class:
Net Assets	$34,197,864
Issued and Outstanding	3,478,011
Net Asset Value, Redemption Price and Offering Price Per Share	$9.83

The accompanying notes are an integral part of these financial statements.

Ziegler FAMCO Hedged Equity Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2022

Investment Income:
Dividend income (Net of foreign taxes withheld of $193)	$582,243
Interest income	2,000
Total investment income	584,243

Expenses:
Advisory fees (Note 3)	242,384
Administration and fund accounting fees (Note 3)	92,489
Service fees (Note 6)	37,694
Registration fees	28,996
Legal fees	28,661
Compliance fees (Note 3)	22,500
Transfer agent fees and expenses (Note 3)	18,505
Audit fees	17,000
Trustee fees (Note 3)	15,187
Shareholder reporting fees	13,020
Custody fees (Note 3)	12,472
Insurance fees	4,422
Miscellaneous expenses	4,313
Total expenses	537,643
Expenses waived and reimbursed by the Adviser (Note 3)	(254,801)
Net expenses	282,842
Net investment income	301,401

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	1,383,764
Written Options	988,703
Net realized gain	2,372,467
Net unrealized loss on:
Investments	(6,629,467)
Written Options	98,656
Net change in unrealized appreciation (depreciation)	(6,530,811)
Net realized and unrealized loss on investments and written options	(4,158,344)

Net decrease in net assets resulting from operations	$(3,856,943)

 The accompanying notes are an integral part of these financial statements.

Ziegler FAMCO Hedged Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$301,401	$172,774
Net realized gain (loss) on investments and written options	2,372,467	(837,712)
Net change in unrealized appreciation (depreciation) on investments and written options	(6,530,811)	4,452,521
Net increase (decrease) in net assets resulting from operations	(3,856,943)	3,787,583

Distributions to shareholders:
Distributable earnings	(158,957)	(77,922)
Total distributions to shareholders	(158,957)	(77,922)

Capital Transactions:
Net proceeds from shares sold	3,172,311	16,451,700
Reinvestment of distributions	147,096	70,936
Cost of shares repurchased	(6,197,003)	(3,230,717)
Net increase (decrease) in net assets from capital transactions	(2,877,596)	13,291,919
Total increase (decrease) in Net Assets	(6,893,496)	17,001,580

Net Assets:
Beginning of year	41,091,360	24,089,780
End of year	$34,197,864	$41,091,360

Capital Share Transactions:
Shares sold	289,662	1,578,287
Shares reinvested	12,892	6,914
Shares repurchased	(581,593)	(307,957)
Net increase (decrease) in shares outstanding	(279,039)	1,277,244

 The accompanying notes are an integral part of these financial statements.

Ziegler FAMCO Hedged Equity Fund
FINANCIAL HIGHLIGHTS
Institutional Class
Per Share Data for a Share Outstanding for Each Year End Presented.

	September 30, 2022	September 30, 2021		September 30, 2020	September 30, 2019	September 30, 2018
Net Asset Value, Beginning of Year	$10.94	$9.71		$10.16	$10.58	$10.47

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.08	0.05		0.10	0.15	0.13
Net realized and unrealized gain (loss) on investments	(1.15)	1.21		(0.17)	0.07	0.35
Total Gain (Loss) from Investment Operations	(1.07)	1.26		(0.07)	0.22	0.48

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.03)		(0.10)	(0.20)	(0.13)
From net realized gain on investments	-	-		-	(0.11)	(0.24)
From return of capital	-	-		(0.28)	(0.33)	-
Total Distributions	(0.04)	(0.03)		(0.38)	(0.64)	(0.37)

Net Asset Value, End of Year	$9.83	$10.94		$9.71	$10.16	$10.58

Total Return	(9.81)%	13.01%		(0.54)%	2.43%	4.74%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$34,198	$41,091		$24,090	$25,917	$21,810
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	1.33%	1.49%		1.73%	1.63%	2.02%
After fees waived / reimbursed by the Adviser	0.70%	1.11%	(2)	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	0.75%	0.49%	(2)	1.13%	1.53%	1.30%
Portfolio turnover rate	77%	82%		90%	96%	74%

(1)	Computed using average shares method.
(2)	Effective ratio for the period. Expense Cap lowered on 9/1/2021 from 1.15% to 0.70%. (Note 3)

 The accompanying notes are an integral part of these financial statements.

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS
September 30, 2022

Note 1 – Organization

The Ziegler Senior Floating Rate Fund (the “Floating Rate Fund”) and the Ziegler FAMCO Hedged Equity Fund (the “FAMCO Fund”), each a Fund and together, the “Funds” are separate series of the Trust for Advised Portfolios (the “Trust”). The Trust was organized on August 28, 2003, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Ziegler Capital Management, LLC (“the Adviser” or “Ziegler”) serves as the investment manager to the Funds.  Pretium Credit Management LLC (“Pretium”) serves as the Sub-Advisor to the Floating Rate Fund. USCA Asset Management LLC (“USCA”) serves as the Sub-Adviser to the FAMCO Fund.

On December 18, 2020, pursuant to an Agreement and Plan of Reorganization (the ‘‘Reorganization’’) previously approved by the USCA Fund Trust, the shareholders of the USCA Premium Buy-Write Fund (the ‘‘Predecessor Fund’’) and the Trust’s Board of Trustees (the “Trustees” or “Board”), all of the assets and liabilities of the Predecessor Fund were transferred into a corresponding series (the “Successor Fund”) of the Trust in exchange for shares of the Successor Fund. USCA served as the investment adviser to the Predecessor Fund.

The Reorganization was a tax-free event to the Funds’ shareholders and the primary investment objective of the Successor Fund is the same as that of its Predecessor Fund. The Predecessor Fund was deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights reflect the operations of the Predecessor Fund for periods prior to the Reorganization date. The Predecessor Fund’s fiscal year end of September 30 was also adopted by the Successor Fund.

The Funds are each registered as a diversified investment series of the Trust.  The investment objective of the Floating Rate Fund is to provide total return, comprised of current income and capital appreciation by investing in senior secured floating rate loans and other senior secured floating rate debt instruments, and in other instruments that have economic characteristics similar to such instruments. The Fund commenced operations on April 1, 2016.  The FAMCO Fund seeks growth of capital and income. The Predecessor Fund commenced operations on November 29, 2016.

The Floating Rate Fund offers three classes of shares, Class A, Class C and Institutional Class; the FAMCO Fund offers an Institutional Class. Each Fund has an unlimited number of shares of beneficial interest, with no par value and represents an equal pro rata interest in each Fund, except the difference of class specific expenses, which reflects the difference in the range of services provided to each class. Income and expenses (other than those attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class based on relative net assets on a daily basis.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The Funds are each considered an investment company under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation – Equity investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Funds are valued at the last sale price in the over-the-counter (“OTC”) market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees (the “Board”). Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations.

The fair value of bank loans is generally valued using recently executed transactions, market price quotations (where observable) and market observable credit default swap levels. Fair value is based on the average of one or more broker quotes received. When quotations are unobservable, proprietary valuation models and default recovery analysis methods are employed. Bank debt is generally categorized in Level 2 or 3 of the fair value hierarchy, depending on the use and availability of observable inputs.

Options are valued using composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, the Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

When reliable market quotations are not readily available or a pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser does not represent the security’s fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security is fair valued in good faith by the Adviser under procedures approved by the Board.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad levels and described below:

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. The inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Funds’ investments in each category investment type as of September 30, 2022:

Floating Rate Fund
Description	Level 1	Level 2	Level 3	Total
Assets:
Bank Loans	$-	$59,398,387	$-	$59,398,387
Common Stock	-	24,427	-	24,427
Exchange Traded Fund	1,467,732	-	-	1,467,732
Short-Term Investment	1,759,212	-	-	1,759,212
Total	$3,226,944	$59,422,814	$-	$62,649,758

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

FAMCO Fund
Description	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$33,803,297	$-	$-	$33,803,297
Purchased Option	675,450	-	-	675,450
Short-Term Investment	281,406	-	-	281,406
Total	$34,760,153	$-	-	$34,760,153
Liabilities:
Written Options	$(565,250)	$-	$-	$(565,250)
Total	$(565,250)	$-	$-	$(565,250)

See the Schedule of Investments for further detail of investment classifications.

(b) Derivatives Investments - The FAMCO Fund invests in certain derivatives, as detailed below, to meet its investment objectives.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund by investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The following provides more information on specific types of derivatives and activity in the Fund. The use of derivative instruments by the Fund for the year ended September 30, 2022 was related to the use of purchased and written options. The Fund sells (writes) call options on a majority of these stocks and ETFs, or a representative index, such as the S&P 500, in seeking to shield the Fund from some of the risk associated with these investments and to generate additional returns to the extent of the call option premium received. The Fund may also purchase and sell exchange traded put options, employing an option overlay known as a “Put/Spread” strategy in order to provide additional downside protection and risk-reduction. The options may be based on the S&P 500 Index or on ETFs that replicate the S&P 500 Index (S&P 500 ETFs). The combination of the diversified portfolio of equity securities, the downside protection from index put spread and the income from the call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies (strategies that do not employ call or put options).

As the seller of a call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of a call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30,
2022:

FAMCO Fund

Statement of Assets and Liabilities Location
Assets
Risk Exposure Category	Investments(1)
Equity	$ 675,450
Total	$ 675,450

Liabilities
Risk Exposure Category	Written Options
Equity	$ (565,250)
Total	$ (565,250)

(1)	Includes purchased options

The following table sets forth the Fund’s realized and unrealized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended September 30, 2022:

Amount of Realized Gain on Derivatives
Risk Exposure Category	Investments(1)	Written Options
Equity	$ 1,191,904	$ 988,703
Total	$ 1,191,904	$ 988,703

Change in Unrealized Gain on Derivatives
Risk Exposure Category	Investments(1)	Written Options
Equity	$ 7,489	$ 98,656
Total	$ 7,489	$ 98,656

(1)	Includes purchased options

The FAMCO Fund had outstanding purchased and written option contracts as listed on the Schedule of Investments as of September 30, 2022. The fair market value of purchased options is included in Investments in securities, and written options is reported separately on the Statement of Assets and Liabilities. For the year ended September 30, 2022, the month-end average number of purchased and written option contracts for the FAMCO Fund was 93 and (179), respectively.

(c) Federal Income Taxes - The Funds have elected to be taxed as a Regulated Investment Companies (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intend to maintain this qualification and to distribute substantially all of the net taxable income to shareholders. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

As of and during the year ended September 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the period, the Funds did not incur any interest or tax penalties. Each Fund’s income tax returns are subject to examination by the tax authorities in the United States for a period of three years after they are filed.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders – The Funds record distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. The Floating Rate Fund declares dividends from any net investment income daily and pays monthly. The FAMCO Fund makes distributions from net investment income, if any, at least annually. Net realized gains from investment transactions, if any, are distributed to shareholders annually. The Funds may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Indemnifications – In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that has not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(f) Other – The Funds record security transactions based on trade date. Realized gains and losses on sales of securities are reported on the basis of identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Fee income from bank loan investments, including amendment and consent fees, are presented separately on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Note 3 – Investment Management Agreement and Other Transactions with Affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds pay the Adviser a monthly fee based on the average daily net assets at an annual rate of 0.65% for the Floating Rate Fund and 0.60% for the FAMCO Fund. The management fee for the Predecessor Fund and the FAMCO Fund, prior to September 1, 2021, was 0.78%.The Adviser has entered into Sub-Advisory agreements with Pretium and USCA for the Floating Rate Fund and FAMCO Fund, respectively; the compensation for each sub-adviser is based on assets under management and is paid out of Ziegler’s advisory fees.

Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will reimburse the Floating Rate Fund for expenses in excess of 0.99%, 1.74%, and 0.74% of average daily net assets for Class A, Class C, and Institutional Class, respectively, and 0.70% for the FAMCO Fund, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest expense relating to short sales, dividend expense, borrowing costs, extraordinary expenses, and brokers’ commissions and other charges relating to the purchase and sale of the Funds’ portfolio securities.  The Expense Cap for the FAMCO Fund was lowered from 1.15% to 0.70% effective September 1, 2021. Prior to the conversion, the Predecessor Fund had a similar agreement to limit the operating expenses to 1.15% of average net assets.

The Adviser is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement within 36 months following the month in which the Adviser reduced its compensation and/or assumed expenses for the Funds, provided that the total operating expenses of the Funds, including the recoupment, do not exceed the established limitation on expenses for that year.

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

At September 30, 2022, the amounts reimbursed by the Adviser and the eligible recapture periods are as follows:

Year Waived / Reimbursed	Floating Rate Fund	FAMCO Fund		Expiration
2020	$341,145	$-		September 30, 2023
2021	328,719	107,066	*	September 30, 2024
2022	351,432	254,801		September 30, 2025
	$1,021,296	$361,867

*Includes post conversion period only, from 12/21/2020 to 9/30/2021.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the administrator, fund accountant and transfer agent to the Funds.  Fund Services provided similar services to the Predecessor Fund. The officers of the Trust are employees of Fund Services. U.S Bank, N.A. serves as the Funds’ custodian. Quasar Distributors, LLC (“Quasar”), serves as the Funds’ distributor and principal underwriter. For the year ended September 30, 2022, the Funds incurred the following expenses for administration & fund accounting, transfer agent, custody and compliance fees:

	Floating Rate Fund	FAMCO Fund
Administration & fund accounting	$146,738	$92,489
Transfer agent	71,066	18,505
Custody	18,784	12,472
Compliance	22,500	22,500

At September 30, 2022, the Funds had payables for administration & fund accounting, transfer agent, custody and compliance fees in the following amounts:

	Floating Rate Fund	FAMCO Fund
Administration & fund accounting	$37,075	$23,149
Transfer agent	17,850	4,725
Custody	4,465	3,353
Compliance	5,625	5,625

The above payable amounts are included in Accrued expenses and other liabilities in the Statement of Assets and Liabilities.

There is a maximum initial sales charge of 4.25% for Class A shares of the Floating Rate Fund and a contingent deferred sales charge (“CDSC”) of 1.00% on C shares of the Fund. There is no initial sales charge on purchases of $1,000,000 or more of Class A shares, but a 1.00% CDSC applies when the charge is waived and shares are redeemed within 18 months of purchase.  The Distributor retains a portion of the initial sales charge when shares are purchased through a service agent and will retain the full amount if purchased through the Distributor.  For the year ended September 30, 2022, Quasar did not retain sales charges on sales of the Class A shares of the Fund and CDSCs for Class C shares totaled $96.

The Floating Rate Fund charges a 1.00% redemption fee on the redemption of Class A shares held for 60 days or less.

The Independent Trustees were paid $32,633 for their services and reimbursement of travel expenses during the year ended September 30, 2022. The Funds pay no compensation to the Interested Trustee or officers of the Trust.

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Note 4 – Investment Transactions

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for each Fund for the year ended September 30, 2022, were as follows:

Floating Rate Fund
Purchases	$16,859,217
Sales	$18,846,989

FAMCO Fund
Purchases	$30,705,503
Sales	$31,110,832

Note 5 – Federal Income Tax Information

At September 30, 2022, the components of accumulated earnings (deficit) for income tax purposes were as follows:

	Floating Rate Fund	FAMCO Fund
Cost of Investments……………………………………………………….........	$68,444,567	$35,112,439
Gross Unrealized Appreciation.…………………….……………….………....	37,187	3,000,297
Gross Unrealized Depreciation………………………………….………...…...	(5,831,996)	(3,352,583)
Net Unrealized Appreciation (Depreciation) on Investments………….............	(5,794,809)	(352,286)

Undistributed ordinary income………………………………...……….………	-	239,893
Undistributed long-term capital gains……………………………...….…….…	-	699,128
Distributable Earnings……………………………………….………...….……	-	939,021

Other Accumulated Loss*…………………………………...….……….……	(3,243,264)	(679,337)
Total Accumulated Loss…….................……………………...………………	$(9,038,073)	$(92,602)

*Temporary differences between book and tax amounts are due to straddles, wash sales, and mark to market on §1256 contracts.

Additionally, U.S. GAAP require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2022, the following table shows the reclassifications made:

	Accumulated Earnings (Loss)	Paid-in Capital
FAMCO Fund	$2,797	$(2,797)

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

At September 30, 2022, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
	Short-Term	Long-Term	Total
Floating Rate Fund	$ (802,028)	$ (2,441,236)	$ (3,243,264)
FAMCO Fund	-	-	-

The tax character of distributions paid during the fiscal years ended September 30, 2022 and September 30, 2021 were as follows:

Floating Rate Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Ordinary Income	$2,772,317	$2,499,018
Return of Capital	8,112	-
Total Distributions Paid	$2,780,429	$2,499,018

FAMCO Fund

	Year Ended September 30, 2022	Year Ended September 30, 2021
Ordinary Income	$158,957	$77,922

Note 6 – Distribution Plan and Service Fees

The Trust, on behalf of the Floating Rate Fund, adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A and Class C shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 1.00% of average daily net assets attributable to the Class A and Class C shares, respectively. For the year ended September 30, 2022, distribution fees incurred by Class A and Class C shares were $11,584 and $28,878, respectively.

The Board has authorized the Funds to pay service fees, at the annual rate of up to 0.15% of applicable average net assets or $20 per account, to intermediaries such as banks, broker dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents. For the year ended September 30, 2022, service fees incurred by the Institutional Class shares of the Floating Rate Fund and FAMCO Fund were $6,149 and $37,694, respectively.

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Note 7 – Line of Credit

The Floating Rate Fund has access to a $15 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. Loan activity for the year ended September 30, 2022 was as follows:

Maximum available credit	$15,000,000
Largest amount outstanding on an individual day	200,000
Average daily loan outstanding (6 days)	150,000
Interest expense	81
Loan outstanding as of September 30, 2022	-
Average interest rate	3.25%

Note 8 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act. As of September 30, 2022, Capinco held 41% of the outstanding shares of the Floating Rate Fund, and National Financial held 62% and Charles Schwab held 33% of the outstanding shares of the FAMCO Fund, for the benefit of their shareholders.

Note 9 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Subsequent to the period end, the Floating Rate Fund has made the following distributions per share:

Record Date	Payable Date	Class A	Class C	Class I
Daily	10/31/2022	$0.126	$0.101	$0.130

The Funds have determined there were no other subsequent events that would need to be disclosed in the financial statements.

Note 10 – Recent Accounting Pronouncements and Rule Issuances

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. As of August 19, 2022, the Trust, on behalf of the Funds, adopted a derivatives risk management program and appointed a derivatives risk manager to comply with the requirements of Rule 18f-4.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Ziegler Senior Floating Rate Fund and
Ziegler FAMCO Hedged Equity Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Ziegler Senior Floating Rate Fund and Ziegler FAMCO Hedged Equity Fund, each a series of shares of beneficial interest in Trust for Advised Portfolios (the “Funds”), including the schedules of investments, as of September 30, 2022, and the related statements of operations and changes in net assets and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2022, and the results of their operations, the changes in their net assets, and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America. For Ziegler FAMCO Hedged Equity Fund, the financial highlights for the three-year period ended September 30, 2020 were audited by other auditors whose report, dated November 24, 2020, expressed an unqualified opinion on such financial statements.

Fund	Financial Statements Presented Audited by BBD, LLP
Ziegler Senior Floating Rate Fund
The statement of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended

Ziegler FAMCO Hedged Equity Fund	The statement of operations for the year ended September 30, 2022 and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended

Basis for Opinion
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
November 29, 2022

Ziegler Funds
EXPENSE EXAMPLE
September 30, 2022 (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 to September 30, 2022 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)
Floating Rate Fund
Class A
Actual Fund Return	1,000	$962.60	$4.87
Hypothetical 5% Return	1,000	1,020.10	5.01
Class C
Actual Fund Return	1,000	958.60	8.54
Hypothetical 5% Return	1,000	1,016.34	8.80
Institutional Class
Actual Fund Return	1,000	963.70	3.64
Hypothetical 5% Return	1,000	1,021.36	3.75

FAMCO Fund
Institutional Class
Actual Fund Return	1,000	892.00	3.32
Hypothetical 5% Return	1,000	1,021.56	3.55

(1)
Expenses for the Floating Rate Fund are 0.99%, 1.74% and 0.74% for Class A, Class C and Institutional Class shares, respectively, multiplied by the average account value over the period, multiplied by 183/365. Expenses for the FAMCO Fund are equal to the Fund’s annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 183/365.  The expense ratios for each Fund reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Ziegler Senior Floating Rate Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
September 30, 2022 (Unaudited)

At a meeting held on August 25 and 26, 2022, the Board of Trustees (the “Board”) of Trust for Advised Portfolios (the “Trust”), including all Trustees who are not “interested persons” of the Trust (“Independent Trustees”), as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreement (“Advisory Agreement”) with Ziegler Capital Management (the “Adviser”) and the investment sub-advisory agreements (“Sub-Advisory Agreements”) with Pretium Credit Management, LLC (“Pretium”) and USCA Asset Management, LLC (“USCA”), for the Ziegler Senior Floating Rate Fund (the “Floating Rate Fund”) and Ziegler FAMCO Hedged Equity Fund (the “FAMCO Fund”), (each a “Fund” and together, the “Funds”), respectively.

Ahead of the August meeting, the Board received and reviewed substantial information regarding the Funds, the Adviser and the Sub-Advisers and the services provided by the Adviser and the Sub-Adviser to the Fund under the Advisory Agreement and Sub-Advisory Agreements. This information formed the primary (but not exclusive) basis for the Board’s determinations. The information prepared specifically for the annual review of the Advisory Agreement and Sub-Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed at such meetings were relevant to the review of the Advisory Agreement and Sub-Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Funds; compliance, regulatory, and risk management matters; the trading practices of the Adviser and Sub-Advisers; valuation of investments; fund expenses; and overall market and regulatory developments. The Trustees considered the review of the Advisory Agreement and Sub-Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained during their tenure on the Board governing the Funds and working with the Adviser and Sub-Advisers in their review of the Advisory Agreement and Sub-Advisory Agreements, respectively. The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel without representatives from the Adviser or Sub-Advisers present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreement and Sub-Advisory Agreements.

In considering the continuance of the Advisory Agreement and Sub-Advisory Agreements, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•
In considering the nature, extent and quality of the services provided by the Adviser and Sub-Advisers, the Trustees considered the Adviser and Sub-Advisers’ specific responsibilities in all aspects of the day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel who are involved in the day-to-day activities of the Funds. The Board also considered the Adviser and Sub-Advisers’ resources and compliance structure, including information regarding their compliance programs, chief compliance officers, and compliance records and their disaster recovery/business continuity plans. The Board also considered the existing relationship between the Adviser and Sub-Advisers and the Trust, as well as the Board’s knowledge of the Adviser and Sub-Advisers’ operations, and noted that during the course of the year, it met with the Adviser and Sub-Advisers to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser and Sub-Advisers’ risk management processes. The Board concluded that the Adviser and Sub-Advisers had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreement and Sub-Advisory Agreements, respectively, and that, in the Board’s view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•
In assessing the quality of the portfolio management delivered by the Adviser and Sub-Advisers, the Board reviewed the performance of the Funds on both an absolute basis and in comparison to each Fund’s peer group and relevant benchmark indexes.

o
For the Senior Floating Rate Fund, the Board considered that the Fund had outperformed relative to its peer group median and average for the one-, three-, and five-year periods The Board also considered that the Fund underperformed relative to its benchmark for the one-, three-, and five-year periods as of June 30, 2022.

Ziegler Senior Floating Rate Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
September 30, 2022 (Unaudited)(Continued)

o
For the FAMCO Fund, the Board considered that the Fund had outperformed relative to its peer group median and average for the three- and five-year periods and had outperformed relative to its peer group median and underperformed relative to its peer group average for the one-year period. The Board also considered that the Fund underperformed relative to its benchmark for the one- and three-year periods as of June 30, 2022.

o
The Trustees also reviewed the cost of the Adviser’s services, and the structure and level of the advisory fee payable by each Fund, including a comparison of the fee to fees payable by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain annual expense caps for each Fund. The Board noted that the Senior Floating Rate Fund’s advisory fee and net expense ratio was in-line with the peer group median and average, while the FAMCO Fund’s was lower. The Board also noted that under the sub-advisory arrangement between the Adviser and Sub-Adviser, the Adviser is obligated to pay the Sub-Advisers for its services to the Funds. After reviewing the materials that were provided, the Trustees noted that the fee to be received by the Adviser was within the range of advisory fees charged to comparable funds and concluded that such fee was fair and reasonable.

•
The Trustees considered the profitability of the Adviser and Sub-Advisers from managing the Funds. In assessing the Adviser and Sub-Advisers’ profitability, the Trustees reviewed the financial information that was provided in the August meeting materials and took into account both the direct and indirect benefits to the Adviser and Sub-Advisers from managing the Funds. The Trustees concluded that the Adviser and Sub-Advisers’ profits from managing the Funds were not excessive and, after a review of the relevant financial information, that the Adviser and Sub-Advisers appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Ziegler Funds
OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule
The Funds file their complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT.  The Funds’ Form N-PORT reports are available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
You may obtain a description of the Funds’ proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at (833) 777-1533 or on the EDGAR Database on the SEC’s website at ww.sec.gov.  The Funds file their proxy voting records annually as of June 30 with the SEC on Form N-PX.  The Funds’ Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Tax Information
For the fiscal year ended September 30, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Floating Rate Fund………………….……….0.00%
FAMCO Fund……………………………..100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2022 was as follows:

Floating Rate Fund………………….……….0.00%
FAMCO Fund……………………………..100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund was as follows:

Floating Rate Fund …………………….…0.00%
FAMCO Fund…………………..……….  0.00%

Statement Regarding Liquidity Risk Management Program
Each Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee of the Adviser to serve as the administrator of the program. Personnel of the Adviser conduct the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the committee manages each Fund’s liquidity risk, which is the risk that each Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in each Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period June 1, 2021 through December 31, 2021. No significant liquidity events impacting the Floating Rate Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Floating Rate Fund’s liquidity risk.

Ziegler Funds
TRUSTEE AND OFFICER INFORMATION (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	2	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	2	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	2	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman	Since 2018	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011-present)	2	None

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	President and Principal Executive Officer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Jack Huntington 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1970	Vice President, Chief Compliance Officer and AML Officer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2022 to present); Director and Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (2015 to 2022)
Eric C. McCormick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1971	Treasurer and Principal Financial Officer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2005 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 to present); Associate, Legal & Compliance, PIMCO (2012 to 2018)

Ziegler Funds
TRUSTEE AND OFFICER INFORMATION (Unaudited)(Continued)

(1)    Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

(2)   The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)   “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)    The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)   Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Funds’ administrator, fund accountant, and transfer agent.

The Funds’ Statement of Additional Information (“SAI”) includes information about the Funds’ Trustees and is available without charge, upon request, by calling (833) 777-1533.

Privacy Notice

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Ziegler Capital Management, LLC
30 S. Wacker Drive, Suite 2800
Chicago, IL 60606

Investment Sub-Adviser
Pretium Credit Management, LLC
c/o Pretium Partners, LLC
810 Seventh Avenue, Suite 2400
New York, New York 10019

Investment Sub-Adviser
USCA Asset Management, LLC
4444 Westheimer Road, Suite G500
Houston, TX 77027

Distributor
Quasar Distributors, LLC
111 East Kilbourn Ave. Suite 1250
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Harry E. Resis and Brian Ferrie are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Ziegler Senior Floating Rate Fund
BBD, LLP
	FYE 09/30/2022	FYE 09/30/2021
Audit Fees	$17,850	$17,500
Audit-Related Fees	None	None
Tax Fees	$ 3,100	$ 3,100
All Other Fees	None	None

Ziegler FAMCO Hedged Equity Fund
BBD, LLP
	FYE 09/30/2022	FYE 09/30/2021
Audit Fees	$14,300	$14,000
Audit-Related Fees	None	None
Tax Fees	$ 3,000	$ 3,000
All Other Fees	None	None

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Ziegler Senior Floating Rate Fund
	FYE 09/30/2022	FYE 09/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Ziegler FAMCO Hedged Equity Fund
	FYE 09/30/2022	FYE 09/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Ziegler Senior Floating Rate Fund
Non-Audit Related Fees	FYE 09/30/2022	FYE 09/30/2021
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	None	None

Ziegler FAMCO Hedged Equity Fund
Non-Audit Related Fees	FYE 09/30/2022	FYE 09/30/2021
Registrant	$3,000	$3,000
Registrant’s Investment Adviser	None	None

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)  Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. “Filed herewith.”

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Advised Portfolios

By  /s/ Russell B. Simon
                    Russell B. Simon, President

Date         12/5/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Russell B. Simon
                    Russell B. Simon, President

Date        12/5/2022

By  /s/ Eric T. McCormick
                    Eric T. McCormick, Treasurer

Date        12/5/2022